                                                                   Exhibit 10.37



                           ASSET PURCHASE AGREEMENT

                           DATED AS OF JULY 3, 1996

                                 BY AND AMONG

                               IHF CAPITAL, INC.

                         HEALTHRIDER ACQUISITION CORP.

                                      AND

                               HEALTHRIDER, INC.

================================================================================
TABLE OF CONTENTS
================================================================================

                                                                            Page
1. DEFINITIONS................................................................ 1
2. PURCHASE AND SALE OF ASSETS................................................ 1
   2.1. Purchase of Assets.................................................... 1
        ------------------
   2.2. Retained Assets....................................................... 4
        ---------------
   2.3. Assumed Liabilities................................................... 4
        -------------------
   2.4. Retained Liabilities.................................................. 4
        --------------------
   2.5. Purchase Price........................................................ 7
        --------------
   2.6. Allocation of Purchase Price.......................................... 7
        ----------------------------
   2.7. Closing............................................................... 8
        -------
   2.8. Execution and Delivery of Documents of Title by the Company........... 8
        -----------------------------------------------------------
   2.9. Execution and Delivery of Documents by the Buyer...................... 9
        ------------------------------------------------
3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................. 9
   3.1. Corporate Matters, etc................................................ 9
        ----------------------
     3.1.1. Organization, Power and Standing.................................. 9
            --------------------------------
     3.1.2. Capitalization.................................................... 9
            --------------
     3.1.3. Subsidiaries......................................................10
            ------------
     3.1.4. Charter and By-laws...............................................10
            -------------------
   3.2 Financial Statements, etc..............................................10
       -------------------------
     3.2.1. Financial Information.............................................10
            ---------------------
     3.2.2. Character of Financial Information................................11
            ----------------------------------
     3.2.3. Inventory and Receivables.........................................12
            -------------------------
     3.2.4. Change in Condition...............................................12
            -------------------
   3.3. Liabilities...........................................................14
        -----------
     3.3.1. Debt..............................................................14
            ----
     3.3.2. Absence of Undisclosed Liabilities................................14
            ----------------------------------
   3.4. Assets................................................................14
        ------
     3.4.1. Title to Assets...................................................14
            ---------------
     3.4.2. Real Property and Equipment.......................................15
            ---------------------------
     3.4.3. Intellectual Property Rights......................................16
            ----------------------------
   3.5. Contracts, etc........................................................17
        --------------
     3.5.1. Certain Contractual Obligations...................................17
            -------------------------------
     3.5.2. Nature of Contracts, etc..........................................19
            ------------------------
     3.5.3. Transactions with Affiliates......................................19
            ----------------------------
     3.5.4. Non-Contravention, etc............................................20
            ----------------------
   3.6. Insurance.............................................................20
        ---------
   3.7. Compliance with Laws, etc.............................................21
        -------------------------
     3.7.1. Compliance Generally..............................................21
            --------------------
     3.7.2. Tax Matters.......................................................21
            -----------
     3.7.3. Employee Benefit Plans............................................23
            ----------------------
     3.7.4. Non-Contravention, etc............................................25
            ----------------------
   3.8. Environmental and Safety Matters, etc.................................26
        -------------------------------------
   3.9. Labor Relations.......................................................26
        ---------------

   3.10. Customers, Suppliers and Distributors................................26
         -------------------------------------
   3.11. Litigation, etc......................................................27
         ---------------
     3.11.1. General Litigation...............................................27
             ------------------
     3.11.2. Products Liability Matters.......................................27
             --------------------------
   3.12. Disclosure...........................................................27
         ----------
   3.13. Authorization and Enforceability.....................................28
         --------------------------------
   3.14. Brokers, etc.........................................................28
         ------------
   3.15. Approval of Stockholders.............................................28
         ------------------------
   3.16. Bank Accounts........................................................29
         -------------
   3.17  Disclaimer...........................................................29
         ----------
4. REPRESENTATIONS AND WARRANTIES OF IHF AND THE BUYER........................29
   4.1. Corporate Matters.....................................................29
        -----------------
   4.2. Authorization and Enforceability......................................29
        --------------------------------
   4.3. Non-Contravention, etc................................................29
        ----------------------
   4.4  Disclaimer............................................................30
        ----------
5. CERTAIN AGREEMENTS OF THE PARTIES..........................................30
   5.1. Certain Pre-Closing Matters...........................................30
        ---------------------------
     5.1.1. Exclusivity.......................................................30
            -----------
     5.1.2. Access to Premises and Information................................30
            ----------------------------------
     5.1.3. Confidentiality Covenant of IHF and the Buyer.....................31
            ---------------------------------------------
     5.1.4. Administrative and Regulatory Matters.............................31
            -------------------------------------
     5.1.5. Operation of Business in the Ordinary Course......................33
            --------------------------------------------
     5.1.6. Certain Notices...................................................34
            ---------------
     5.1.7. Preparation for Closing...........................................35
            -----------------------
     5.1.8. Consents..........................................................35
            --------
     5.1.9. Additional Financial Statements...................................35
            -------------------------------
     5.1.10. Contracts........................................................35
             ---------
     5.1.11. Nondisclosure and Noncompete Agreements..........................35
             ---------------------------------------
     5.1.12. Employee Relations and Benefits..................................36
             -------------------------------
   5.2. Certain Closing and Other Matters.....................................37
        ---------------------------------
     5.2.1. Expenses of Transaction...........................................37
            -----------------------
     5.2.2. Finder's or Broker's Fees.........................................37
            -------------------------
     5.2.3. Public Announcements, etc.........................................37
            -------------------------
     5.2.4. Certain Closing Agreements........................................37
            --------------------------
     5.2.5. Covenant Not to Compete...........................................38
            -----------------------
     5.2.6. Waiver of Bulk Transfer Requirements..............................39
            ------------------------------------
     5.2.7. Tax Refund........................................................39
            ----------
6. CONDITIONS TO THE OBLIGATION TO CLOSE OF IHF AND THE BUYER.................42
   6.1. Representations, Warranties and Covenants.............................42
        -----------------------------------------
     6.1.1. Continued Accuracy of Representations and Warranties..............42
            ----------------------------------------------------
     6.1.2. Performance of Agreements.........................................42
            -------------------------
     6.1.3. Closing Certificate...............................................42
            -------------------
   6.2. Consents, etc.........................................................43
        -------------
   6.3. Certain Deliveries....................................................43
        ------------------
   6.4. Closing Agreements....................................................43
        ------------------

   6.5. Legality; Governmental Authorization; General Litigation..............44
        --------------------------------------------------------
   6.6. No Pending Action.....................................................44
        -----------------
   6.7. Proceedings Satisfactory..............................................44
        ------------------------
   6.8. Corporate Documents...................................................45
        -------------------
   6.9. Transfer of Necessary Permits.........................................45
        -----------------------------
   6.10. Transfer of Purchased Assets.........................................45
         ----------------------------
   6.11. Assignments of Intangibles...........................................45
         --------------------------
   6.12. Opinion of Counsel...................................................46
         ------------------
   6.13. Material Adverse Effect..............................................46
         -----------------------
   6.14. Minimum Working Capital..............................................46
         -----------------------
   6.15 Projections...........................................................46
        -----------
7. CONDITIONS TO THE OBLIGATION TO CLOSE OF THE COMPANY.......................46
   7.1. Representations, Warranties and Covenants.............................46
        -----------------------------------------
     7.1.1. Continued Accuracy of Representations and Warranties..............46
            ----------------------------------------------------
     7.1.2. Performance of Agreements.........................................47
            -------------------------
     7.1.3. Officer's Certificate.............................................47
            ---------------------
   7.2. Consents, etc.........................................................47
        -------------
   7.3. Closing Agreements....................................................47
        ------------------
   7.4. Government Authorization; Litigation..................................47
        ------------------------------------
   7.5. Opinion of Counsel....................................................48
        ------------------
   7.6. Assumption of Liabilities.............................................48
        -------------------------
   7.7. Proceedings Satisfactory..............................................48
        ------------------------
8. INDEMNIFICATION............................................................48
   8.1. Indemnification.......................................................48
        ---------------
     8.1.1. Indemnification of IHF and the Buyer..............................48
            ------------------------------------
     8.1.2. Indemnification by the Buyer......................................49
            ----------------------------
     8.1.3. Third Person Claims...............................................49
            -------------------
     8.1.4. Limitation on Damages.............................................50
            ---------------------
     8.1.5. Exclusive Remedy..................................................51
            ----------------
   8.2. Certain Matters of Construction.......................................51
        -------------------------------
   8.3. No Circular Recovery..................................................51
        --------------------
9. DEFINITIONS................................................................51
   9.1. Certain Matters of Construction.......................................52
        -------------------------------
   9.2. Cross Reference Table.................................................53
        ---------------------
   9.3. Certain Definitions...................................................54
        -------------------
     9.3.1. Action............................................................54
            ------
     9.3.2. Affiliate.........................................................54
            ---------
     9.3.3. Business..........................................................54
            --------
     9.3.4. Business Day......................................................55
            ------------
     9.3.5. By-laws...........................................................55
            -------
     9.3.6. Charter...........................................................55
            -------
     9.3.7. Code..............................................................55
            ----
     9.3.8. Compensation......................................................55
            ------------
     9.3.9. Contractual Obligation............................................55
            ----------------------
     9.3.10. Debt.............................................................55
             ----

     9.3.11. Distribution.....................................................56
     9.3.12. Enforceable......................................................56
             -----------
     9.3.13. Equity Security..................................................56
             ---------------
     9.3.14. ERISA............................................................56
             -----
     9.3.15. Generally Accepted Accounting Principles.........................57
             ----------------------------------------
     9.3.16. Guarantee........................................................57
             ---------
     9.3.17. Governmental Authority...........................................57
             ----------------------
     9.3.18. Governmental Order...............................................57
             ------------------
     9.3.19. Legal Requirement................................................57
             -----------------
     9.3.20. Lien.............................................................57
             ----
     9.3.21. Material Adverse Effect..........................................58
             -----------------------
     9.3.22. Members of the Immediate Family..................................58
             -------------------------------
     9.3.23. Ordinary Course of Business......................................58
             ---------------------------
     9.3.24. Person...........................................................59
             ------
     9.3.25. Registration Statement...........................................59
             ----------------------
     9.3.26. Subsidiary.......................................................59
             ----------
     9.3.27. Taxes............................................................59
             -----
     9.3.28. Tax Return.......................................................59
             ----------
10. GOVERNING LAW.............................................................60
   10.1. Governing Law........................................................60
         -------------
   10.2. Reliance.............................................................60
         --------
   10.3. Disputes, etc........................................................60
         -------------
11. TERMINATION...............................................................60
   11.1. Termination of Agreement.............................................61
         ------------------------
   11.2. Effect of Termination................................................62
         ---------------------
12. MISCELLANEOUS.............................................................62
   12.1. Entire Agreement; Waivers............................................62
         -------------------------
   12.2. Amendment or Modification, etc.......................................62
         ------------------------------
   12.3. Survival, etc........................................................63
         -------------
   12.4. Headings, etc........................................................63
         -------------
   12.5. Schedules; Listed Documents, etc.....................................63
         --------------------------------
   12.6. Severability.........................................................63
         ------------
   12.7. Counterparts.........................................................64
         ------------
   12.8. Knowledge............................................................64
         ---------
   12.9. Successors and Assigns...............................................64
         ----------------------
   12.10 No Third Party Beneficiaries.........................................65
         ----------------------------
13. NOTICES...................................................................65

                                   AGREEMENT
                                   ---------

     THIS AGREEMENT (the "Agreement") is made as of the 3 day of July, 1996, by and among IHF Capital, Inc., a Delaware corporation ("IHF"), HealthRider Acquisition Corp., a Delaware corporation and an indirect subsidiary of IHF (the "Buyer"), and HealthRider, Inc., a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

     This Agreement sets forth the terms and conditions upon which IHF will cause the Buyer to purchase from the Company, and the Company will sell to the Buyer, substantially all the assets of the Company (other than the Retained Assets, as hereinafter defined) and the business and goodwill of the Company as a going concern, subject only to the Assumed Liabilities described in Section
2.3 below (and exclusive of the Retained Liabilities described in Section 2.4 below), for the consideration provided herein (the "Acquisition").

                                  WITNESSETH:
                                  -----------

     In consideration of the mutual promises, representations and warranties, covenants, payments and actions herein provided, the parties hereto, each intending to be legally bound hereby, do agree as follows:


1.   DEFINITIONS

     Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 9 hereof.


2.   PURCHASE AND SALE OF ASSETS

     2.1.   Purchase of Assets.
            ------------------

            Upon the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in Section 2.7 below), the Company shall sell, assign, transfer and convey to the Buyer, and the Buyer shall purchase, acquire and accept from the Company, the business of the Company as a going concern, including all of the Company's assets of every kind and description in their current form and condition and as and where they are currently located (the "Purchased Assets") (other than those assets included in the Retained Assets as defined in Section 2.2 below), and subject only to those certain liabilities and obligations of the Company which are defined in Section 2.3 (the "Assumed Liabilities"). The sale, transfer, conveyance, and assignment by the Company of the Purchased Assets to the Buyer shall be effected on the Closing Date by the Company's execution and delivery to the Buyer of a Bill of Sale in substantially the form of Exhibit A hereto, and the
             ---------

     Assignment of Intangibles substantially in the form of Exhibit B hereto,
                                                            ---------
     together with such other instruments of conveyance or assignment as the Buyer may reasonably request. At the Closing, all of the Purchased Assets shall be transferred and conveyed to the Buyer free and clear of all Liens, except as otherwise specifically disclosed on Schedule 3.4.1 hereto. The
                                                   --------------
     Purchased Assets include, without limitation, the following assets and properties (other than those assets included in the Retained Assets as defined in Section 2.2):

               (a) all assets owned by the Company on May 31, 1996, and reflected on the most recent of the Balance Sheets of the Company, with only such changes therein as have occurred in the ordinary course of the Business since the date of most recent of the Balance Sheets. Such assets include, without limitation, (i) all trade and other accounts receivable and other Debt owing to the Company and including the benefit of all collateral, security, guaranties, and similar undertakings received or held in connection therewith; (ii) all inventories wherever located, including raw materials, goods consigned to vendors or subcontractors, work in process, finished goods and goods in transit; (iii) all prepaid expenses, deposits and rights to refunds from customers and suppliers, including prepaid premiums under insurance policies; (iv) all machinery, equipment, fixtures and furniture; (v) all motor vehicles; (vi) all real estate owned or leased, including the buildings and improvements thereon and as more particularly described on Schedule 3.4.2(a) attached hereto; and (vii)
                                    -----------------
          all cash and cash equivalents, including, without limitation, the savings, checking and money market accounts, certificates of deposit and the like which are set forth on Schedule 3.16 attached hereto (to
                                              -------------
          be transferred at the Closing to an account or accounts designated by the Buyer);

               (b) all rights and interests of the Company in and to any contracts, including contracts for the purchase of materials, supplies and services and the sale of products and services, equipment leases, or other obligations relating to the borrowing of money by the Company, and any other contract of the Company, including without limitation, those listed on Schedule 3.5.1 attached hereto; provided,
                                      --------------                  --------
          however, that with regard to the indemnification agreements listed on
          -------
          Schedule 3.5.1 between the Company and any of its officers and
          --------------
          directors, any Shareholder Claims made under such agreements shall not be assumed by the Buyer and shall constitute Retained Liabilities to be retained by the Company and, following the Closing, the Buyer will not be required to continue to maintain any director and officer indemnity insurance policies as otherwise required therein;

               (c) all of the Company's books, records and other data, except minute and stock record books, journals, ledgers and books of original entry;

               (d) all of the Company's goodwill, dealer and customer lists and all other sales and marketing information, and all know-how, technology, drawings, engineering specifications, bills of materials, software and other intangible assets of the Company;

               (e) to the extent assignable, all of the Company's interest in patents, patent applications, proprietary designs, copyrights, tradenames, servicemarks, trademarks and trademark applications (including, without limitation, the exclusive right to use the name "HealthRider" and all variants thereof in connection with products sold by the Company on or prior to the date of this Agreement), and all patents, trademarks, servicemarks, proprietary designs, trade names, assumed names and copyrights listed in Schedule 3.4.3 attached
                                                        --------------
          hereto, in each case together with the goodwill appurtenant thereto, all federal, state, local and foreign registrations thereof, if applicable, all common law rights thereto, and all claims or causes of action for infringement thereof;

               (f) all permits, licenses, orders, ratings and approvals of all federal, state, local or foreign governmental or regulatory authorities or industrial bodies which are held by the Company, to the extent the same are transferable;

               (g) all rights of the Company (whether or not yet asserted) to causes of action, lawsuits, judgments, claims and demands of any nature except for any such causes of action, lawsuits, judgments, claims and demands against the Company's officers, directors and shareholders that do not constitute Retained Liabilities;

               (h) all rights and interest of the Company in and to the Employee Plans of the Company listed on Schedule 3.7.3 attached hereto
                                                  --------------
          (excluding all Welfare Plans and Equity Plans) and the assets included therein or held thereunder;

               (i) all rights and interests of the Company under the insurance policies and contracts listed on Schedule 3.6 hereto and all present
                                           -------------
          and future insurance proceeds which may be payable under the insurance policies and contracts listed on Schedule 3.6 attached hereto;
                                           ------------

               (j) all equity securities of any Subsidiaries and joint ventures of the Company;

               (k) all tax refunds owed or which may become owing to the Company or any of its Subsidiaries except for refunds attributable exclusively to (i) operations of the Company after the Closing unrelated to the transactions contemplated hereby and (ii) payment of Retained Liabilities to the extent not accrued in the Financial Statements; and

               (l) except for Retained Assets described in Section 2.2 below, all other items of property, real or personal, tangible or intangible, including without limitation all securities, corporate names, restrictive and negative covenant agreements with employees and others, computer programs, tapes, discs and time-sharing files, owned, used by (under assumable contract rights) or accruing to the benefit of the Company.

     2.2. Retained Assets.
          ----------------

          The Company will retain ownership only of the following assets (collectively, the "Retained Assets"):

               (a) the Company's minute and stock record books, journals, ledgers and books of original entry;

               (b)  the Company's rights under this Agreement; and

               (c)  the Company's Welfare Plans and Equity Plans.

     2.3. Assumed Liabilities.
          --------------------

          The Buyer shall assume and agree to pay, perform and discharge the Assumed Liabilities, and will pay, perform and discharge the Assumed Liabilities as they become due. The Assumed Liabilities shall consist of all liabilities and obligations of the Company and the Subsidiaries listed on Schedule 3.1.3, whether absolute, accrued, due, to become due, known or
        --------------
     unknown, matured or unmatured, fixed, contingent or otherwise, other than the Retained Liabilities. The Buyer's assumption of the Assumed Liabilities shall be effected on the Closing Date by the Buyer's execution and delivery to the Company of an Instrument of Assumption in substantially the form of Exhibit C hereto. The Buyer's assumption of the Assumed
                 ---------
     Liabilities shall in no way expand the rights or remedies of third parties against the Buyer as compared to the rights and remedies which such parties would have had against the Company had this Agreement not been consummated. IHF covenants and agrees that, upon and subject to the Closing, it will pay or cause the Buyer to pay the Purchase Price to be paid to the Company in accordance with Section 2.5 hereof and will further cause the Buyer to perform and satisfy the funded Debt obligations of the Company to General Electric Credit Corporation and to the equipment lessors as and to the extent specifically set forth on Schedule 3.3.1 hereto.
                                      --------------

     2.4. Retained Liabilities.
          ---------------------
          The liabilities and obligations which shall be retained by the Company (the "Retained Liabilities") shall consist only of the following:

               (a)  all liabilities of the Company resulting from, constituting,
     arising out   of,  or relating to a breach of any of the covenants or
     agreements of the Company hereunder, including without limitation the Company's indemnification obligations under Section 8 hereof;

               (b) all liabilities of the Company or any of its Subsidiaries for federal, state, local or foreign Taxes levied upon the Company, its shareholders or any of the Company's Subsidiaries in connection with the sale of the Purchased Assets and other transactions contemplated herein or in connection with any liquidation or dissolution of the Company, including, but not limited to, any Taxes resulting from the Subsidiaries ceasing to be members of the affiliated group, as defined in Section 1504 of the Code, of which the Company is the corporate parent;

               (c) all liabilities of the Company or any of its Subsidiaries arising in connection with operations unrelated to the Business;

               (d) any liability of the Company or any of its Subsidiaries either based on (i) criminal conduct or (ii) intentionally tortious or illegal conduct as finally determined by a court or regulatory authority of competent jurisdiction (except with respect to certain of the pending matters as and only to the extent specifically set forth on Schedule 2.4(d) which matters so specifically disclosed and
             ---------------
          identified as such shall constitute Assumed Liabilities); it being acknowledged that the Buyer shall at its expense defend and control the defense of any proceeding involving conduct referenced in clause
          (ii) hereof and liability in respect of such conduct (including the Buyer's reasonable costs of investigation and defense) shall not constitute a Retained Liability unless and until a final determination is entered by a court or regulatory authority as aforesaid;

               (e) any liability or obligation incurred by the Company or any of its Subsidiaries for any and all legal, accounting, brokers', finders', and other professional fees and expenses at any time incurred, including without limitation fees and expenses to be paid by the Company under Sections 5.2.1 and 5.2.2 as well as any other such fees and expenses incurred in connection with the negotiation, execution or performance of this Agreement, except for (i) Compensation payable to employees of the Company in the Ordinary Course of Business as specifically set forth on Schedule 3.5.1 (a) and
                                                          ------------------
          (ii) any such fees and expenses that are unrelated to transactions with IHF or the Buyer as and then only to the extent specifically set forth on Schedule 2.4 (e) and subject to independent review and
                   ----------------
          verification by the Buyer, which Compensation and fees and expenses so specifically disclosed shall constitute Assumed Liabilities;

               (f) all liabilities incurred by the Company resulting from actions or events occurring after the Closing Date (other than Retained Liabilities, which shall remain liabilities of the Company at any time incurred);

               (g) all liabilities or obligations associated with the Welfare Plans and Equity Plans;

               (h) all liabilities or obligations of the Company or any of its Subsidiaries with regard to claims (whether or not yet asserted) that any Person ("Shareholder Claims") has, had or may at any time have against the Company or any of its Subsidiaries or its or their directors or officers based upon, arising out of or relating to ownership, or claims to ownership (including rights or claims to issuance in the future), of any equity interest in the Company or its Subsidiaries, including but not limited to:

               (i) claims arising under or relating to any or all of: (1) the Royalty Agreement between the Company and all of its original investors, dated May 15, 1992; (2) the Letter Agreement between Dale W. Brunken and the Company, dated July 25, 1992; (3) the Royalty Agreement between the Company and Craig K. Poulton, dated December 21, 1992; (4) all claims arising out of or relating to the litigation pending as Patricia C. Anderson, James T.F. Anderson, Dean
                                 -----------------------------------------------
                      M. Sato and Donna Sato v. ExerHealth Inc., Gary M. Smith
                      --------------------------------------------------------
                      and Helen Smith, United States District Court for the
                      ---------------
                      District of Utah, Case No. 2:95 CV 522W; (5) the Confidential Settlement Agreement, Release and Hold Harmless Agreement between the Company, Gary H. Smith, Helen M. Smith, Patricia C. Anderson, James T.F. Anderson, Dean M. Sato, Donna Sato, Kae Manning and Earl Manning;
                      (6) the Settlement and Release Agreement between the Company and the parties to the original Royalty Agreement described in (1) above, dated September 25, 1995; (7) the Share Purchase and Option Agreement dated August 20, 1992, between the Company, Gary H. Smith, T-6G Limited Partnership, as amended by the First Amendment to Share Purchase and Option Agreement dated October 19, 1992; (8) all claims of G. Preston Parker to shares of stock of Company pursuant to pending litigation in the Third Judicial District Court, Salt Lake County, Utah, Civil No. 950905724; (9) rights to transfer of shares of stock of Company to Johnny Miller Enterprises, Inc. pursuant to that Agreement dated March 7, 1996; (10) Stock Option Agreements dated January 10, 1994 between Company and James R. Jeppson (most of which are assigned to third parties), Bretton Lee Ammon, David Marsden Babcock and Dallon G. Smith; (11) Stock Option Agreement dated September 27, 1992 between Company and Stephen A. Pia; and; (12) any other Contractual Obligation to issue any capital stock or other equity interest in the Company to any Person;

               (ii) all claims regarding fiduciary duties or duties of loyalty;

               (iii)  all derivative claims; and

               (iv) all dissenter claims that any shareholder of the Company may have under applicable state law.

               (i) any liability or claim which may arise by reason of or relate to the Company's post-Closing activities or liquidation or dissolution;

               (j) all topping-fees, break-up fees, or similar or related fees or claims in connection with other offers, if any, to acquire the Purchased Assets or any interest in the Company; and

               (k) all liabilities to Affiliates of the Company not disclosed on Schedule 3.5.1 or Schedule 3.5.3 hereof.
             --------------    --------------

     2.5. Purchase Price; Payment of Certain Shareholder Royalties.
          ---------------------------------------------------------

          (a) Upon the terms and subject to the conditions contained in this Agreement, in reliance upon the representations, warranties and agreements of the Company contained herein, and in consideration of the sale, assignment, transfer and delivery of the Purchased Assets and covenants not to compete received from the Company, IHF will cause the Buyer to pay, by wire transfer of immediately available funds or certified bank check, to the Company, Sixteen Million Eight Hundred Thousand and 00/100 Dollars ($16,800,000) (the "Purchase Price"). Payment of the Purchase Price to the Company shall be made to the Company's account as set forth on Exhibit D
                                                                    ---------
     attached hereto.

          (b)  In addition to the payment of the Purchase Price as aforesaid and
     subject to   the Closing and the other terms and conditions set forth
     herein, the Buyer shall pay at the Closing an amount equal to accrued and unpaid royalty payments due and payable by the Company to certain shareholders, including Gary Smith, but only to the extent and in the amounts specifically set forth next to the name of each such shareholder on
     Schedule 3.5.1(e) hereto.  Payment of the shareholder royalties pursuant to
     -----------------
     this Section 2.5(b) shall be made to the Company's account as set forth on Exhibit D attached hereto and the Company shall have exclusive
     ---------
     responsibility and associated liability for disbursement of such royalty payments to its shareholders.

     2.6. Allocation of Purchase Price.
          -----------------------------

          The purchase price for the Purchased Assets, which shall be determined as required for income Tax purposes, shall be allocated among the Purchased Assets in accordance with the principles of Section 1060 of the Code and the Regulations thereunder under the so-called residual method in proportion to their relative fair market values as of May 31, 1996. For purposes hereof: accounts receivable shall have a fair market value equal to their face amount less an allowance for uncollectibility; inventory shall have a fair market value equal to its net realizable value, which for this purpose shall be its selling price less the cost of sale of the inventory; the interest in the Company's real estate joint venture shall be the fair market value agreed upon by the parties; and the fair market value of all other assets shall be their net book value. The Buyer shall prepare a schedule showing the purchase price for income Tax purposes and the allocation of such purchase price to the Purchased Assets in accordance with the provisions of this Section 2.6 within thirty days after the Closing Date and shall deliver a copy of that schedule to the Company for its review. The schedule prepared by Buyer shall constitute the allocation of purchase price pursuant to this Section
     2.6 unless, within ten (10) days of the delivery to the Company of such schedule, the Company delivers notice to the Buyer of a written objection to the purchase price allocation, which notice shall set forth each objection and the basis therefor in reasonable detail. If the Company and the Buyer are unable to agree as to the purchase price allocation based upon the principles set forth in this Section 2.6, the purchase price allocation shall be resolved in a manner similar to the resolution procedure set forth in Section 5.2.7 hereof in a timely manner sufficient to enable the Company to file a timely Tax Return for its 1996 Taxable year-end. The Company, IHF, and the Buyer covenant and agree that each will be bound by such allocation for all purposes and will account for and report the purchase and sale contemplated hereby for all financial, accounting and Tax purposes in accordance with such allocation to the extent permissible under applicable accounting and tax laws and will not take any position for any purpose inconsistent with such allocation for income Tax purposes.

     2.7. Closing.
          -------

          The closing (the "Closing") of the transactions contemplated by this document will take place at the offices of Kruse, Landa & Maycock, Salt Lake City, Utah on the fifth business day following the day on which the last to be received of all authorizations, approvals, and consents that are specified as conditions to the consummation of the transactions contemplated hereby have been obtained, or such other date as IHF, the Buyer and the Company shall agree in writing; provided, however, that without the express written agreement of IHF, the Buyer and the Company, the Closing Date shall not be extended beyond August 31, 1996. The date of Closing is sometimes referred to herein as the "Closing Date."

     2.8. Execution and Delivery of Documents of Title by the Company.
          ------------------------------------------------------------

          At the Closing, the Company shall execute and deliver to the Buyer the Bill of Sale attached hereto as Exhibit A and such deeds, conveyances,
                                     ---------
     bills of sale, certificates of title, assignments, assurances and other instruments and documents as IHF and/or the Buyer may reasonably request in order to effect the sale, conveyance, and transfer of the Purchased Assets from the Company to the Buyer . Such instruments and documents shall be sufficient to convey to the Buyer good and merchantable title in all of the Purchased Assets, free and clear of all Liens except as otherwise specifically disclosed on Schedule 3.4.1. The Company will, from time to
                               --------------
     time after the Closing Date, take such additional actions and execute and deliver such further documents as IHF and/or the Buyer may reasonably request in order more effectively to sell, transfer and convey the Purchased Assets to the Buyer and to place the Buyer in position to operate and control all of the Purchased Assets.

     2.9. Execution and Delivery of Documents by the Buyer.
          ------------------------------------------------

          At the Closing, the Buyer shall execute and deliver to the Company an Instrument of Assumption in the form attached hereto as Exhibit C, and such
                                                             ---------
     other documents as the Company may reasonably request in order to evidence the Buyer's assumption of the Assumed Liabilities. The Buyer will, from time to time after the Closing Date, take such additional action and deliver such further documents as the Company may reasonably request in order for the Buyer to effectively assume the Assumed Liabilities.


3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce IHF and the Buyer to enter into and perform this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to IHF and the Buyer as follows:


     3.1. Corporate Matters, etc.
          -----------------------


          3.1.1.  Organization, Power and Standing.
                  ---------------------------------

                  Each of the Company and its Subsidiaries is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority, corporate and otherwise, to execute, deliver and perform each of the Closing Agreements to which it is a party, to carry on the Business as currently conducted, and to consummate the transactions contemplated hereby. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, and is in good standing as such, in each jurisdiction in which the failure to be so qualified or licensed and in good standing would have a Material Adverse Effect, and each of such jurisdictions is listed on Schedule
                                                                      --------
          3.1.1.
          ------

          3.1.2.  Capitalization.
                  --------------

                  The Company's authorized capital stock is as set forth on
          Schedule 3.1.2 and the issued and outstanding capital stock of the
          --------------
          Company is owned beneficially and of record by the parties as set
          forth on Schedule 3.1.2.   Except as set forth on Schedule 3.1.2, all
                   --------------                           --------------
          of such outstanding shares are duly authorized, validly issued, fully paid, non-assessable, free of all Liens of the Company and pre-emptive rights. There are, to the Company's knowledge, no outstanding options, warrants, rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into or exchangeable for, any additional shares of common stock or any other Equity Security of the Company except as set forth on Schedule 3.1.2.
                                             --------------

          3.1.3.  Subsidiaries.
                  -------------

                  The Company has no Subsidiaries except as set forth on
          Schedule 3.1.3. Such Schedule sets forth the name and jurisdiction of
          --------------
          incorporation or formation of each Subsidiary. Except as set forth on
          Schedule 3.1.3, the Company is the beneficial and record holder of all
          --------------
          of the issued and outstanding shares of capital stock or interests of each Subsidiary, such shares or interests have been duly authorized, validly issued, are fully paid and nonassessable, and the Company owns such shares free and clear of any Liens other than restrictions on transfer imposed by applicable securities laws. There is no Contractual Obligation or Charter or By-law provision which obligates any Subsidiary to issue, purchase, or redeem, or make any payment in respect of, any shares of its capital stock or other securities convertible into or exchangeable for shares of capital stock or which provides for any stock appreciation or similar rights. The Company has no investment in any Person, other than investments in (a) its Subsidiaries and (b) demand deposit or money market accounts.

          3.1.4.  Charter and By-laws.
                  -------------------

                  The Company has heretofore delivered to the Buyer a true and complete copy of the Company's Charter and By-laws and the Charter and By-laws of each Subsidiary.

     3.2  Financial Statements, etc.
          --------------------------

          3.2.1.  Financial Information.
                  ----------------------

                  The Buyer has been furnished with true and complete copies of each of the following:

                  (a)  Projections.  The projected financial information of the
                       -----------
Company and the Subsidiaries (the "Projections") prepared by the Company and attached hereto as Exhibit E in accordance with the provisions of Section 6.15
                   ---------
hereof.


                  (b)  Audited Financials.  The audited consolidated balance
                       ------------------
          sheets of the Company and its Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income and retained earnings and cash flows for the years then ended, accompanied by the notes thereto and the report thereon of Arthur Anderson LLP (the "Audited Financials," and together with the First Quarter Financials and the Monthly Financials, the "Financial Statements").

                   (c)  Quarterly Financials.  The unaudited consolidated
                        --------------------
          balance sheets of the Company and its Subsidiaries as of March 31, 1996, and the related consolidated statements of income and retained earnings and cash flows for the three months then ended (the "First Quarter Financials").

                   (d)  Monthly Financials.  The monthly unaudited financial
                        ------------------
          statements of the Company and its Subsidiaries in the form customarily prepared by management for internal use for the calendar months of April and May 1996 (the "Monthly Financials").

                   (e)  Balance Sheets.  As used herein, the term "Balance
                        --------------
          Sheets Date" shall mean December 31, 1995/May 31, 1996 and the term "Balance Sheets" shall mean the balance sheets as of December 31, 1995/May 31, 1996 contained in the December 31, 1995 Audited Financials and the May 31, 1996 Monthly Financials.

          3.2.2.   Character of Financial Information.
                   ----------------------------------

                   The Financial Statements (including the notes thereto) were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods specified therein, have been prepared from and are in complete accordance with the books and records of the Company, are true, correct and complete in all material respects, and present fairly, in all material respects, the financial position and results of operations of the Company and its Subsidiaries for the periods specified therein, subject (a) in the case of the Monthly Financials and the First Quarter Financials to the absence of footnotes, and (b) in the case of the Monthly Financials and the First Quarter Financials to normal year-end audit adjustments which will not be material either individually or in the aggregate. The books and records of the Company are sufficient and accurate to the extent necessary (A) to permit the Buyer's independent certified public accountants to conduct an audit of the Company sufficient in scope to permit the issuance of a qualified opinion on the financial statements of the Company and (B) to permit the Buyer to comply with any and all applicable reporting requirements under applicable federal or other securities laws. The Projections were prepared in good faith based upon diligent estimates of the anticipated assets and liabilities of the Company as well as the anticipated operating results, financial condition and prospects of the Company. As of the date of this Agreement, except as set forth in Schedule 3.2.4, no event has
                                            --------------
          occurred and no circumstances has arisen since the date of such Projections which would render such Projections or the assumptions underlying the same misleading or no longer reasonable; it being recognized, however, that such Projections do not constitute any warranty as to the Company's future performance and that actual results may vary from projected results.

          3.2.3.   Inventory and Receivables.
                   -------------------------

                   (a) Inventories.
                       -----------

                         (i) Subject to amounts reserved on the Balance Sheets, the values at which all inventories are carried on such Balance Sheets have been calculated in accordance with generally accepted accounting principles and reflect the Company's historical valuation policy of stating inventories at the lower of cost (determined on a first-in, first-out ("FIFO") basis) or market value.

                         (ii) The inventories reflected on the Balance Sheets are and will be (A) in good and merchantable condition, (B) generally usable for the purposes for which they are intended or salable in the Ordinary Course of Business of the Company and
                                (C) verifiable by reference to perpetual records which are maintained by each warehouse or other storage location by individual stock keeping unit.

                   (b)   Accounts Receivable.  Subject to the reserves for
                         -------------------
          uncollectible accounts set forth in the Balance Sheets, all of the accounts reflected on the Balance Sheets were accounts receivable that
          (i) arose from valid sales in the ordinary course of the Company's business, (ii) to the Company's knowledge, are not subject to any set-off or counterclaim, and (iii) are collectible in the Ordinary Course of Business.

          3.2.4.   Change in Condition.
                   -------------------

                   (a)  Except for the matters set forth in Schedule 3.2.4,
                                                            --------------
          since the May 31, 1996 Balance Sheets Date and as of the date of this
          Agreement:

                        (i) The Business has been conducted only in the Ordinary Course of Business;

                        (ii) Neither the Company nor any Subsidiary has made any capital expenditures except in amounts contemplated by the Projections;

                        (iii) Neither the Company nor any Subsidiary has incurred or otherwise become liable in respect of any Debt except for borrowings in the Ordinary Course of Business or become liable in respect of any Guaranty;

                        (iv) Neither the Company nor any Subsidiary has declared or made any Distribution for the benefit of any of the Company's shareholders or any Affiliate of any of the Company's shareholders (other than transactions among the Company and its Subsidiaries);

                        (v) Neither the Company nor any Subsidiary has (A) sold, leased to others or otherwise disposed of any of its assets (except for sales of inventory in the Ordinary Course of Business) (B) entered into any Contractual Obligation relating to (x) the purchase of any capital stock or interest in any Person, (y) the purchase of assets constituting a business or (z) any merger, consolidation or other business combination, (C) canceled or compromised any Debt or claim (other than accounts receivable and other Debts or claims in the Ordinary Course of Business and consistent with past practices), (D) waived or released any right of substantial value, or (E) instituted, settled or agreed to settle any Action (other than in the Ordinary Course of Business and consistent with past practices);

                        (vi)   Except as set forth on Schedule 3.5.1(a), neither
                                                      -----------------
                               the Company nor any Subsidiary has (A) made any changes in the rate of Compensation in effect throughout the three-month period covered by the First Quarter Financials of any director, officer, employee, consultant or agent of the Company or any Subsidiary or (B) paid or agreed or orally promised to pay, conditionally or otherwise any extra Compensation to any such Person;

                        (vii) Neither the Company nor any Subsidiary has made any change in its customary methods of accounting or accounting practices, pricing policies or payment or credit practices or failed to pay any creditor any amount owed to such creditor when due or granted any extensions of credit other than in the Ordinary Course of Business;

                        (viii) Neither the Company nor any Subsidiary has
                               entered into any Contractual Obligation to do any of the things referred to in clauses (i) through
                               (vii) above; and

                   (b)  Except as set forth in Schedule 3.2.4, since the May 31,
                                               --------------
          1996 Balance Sheets Date and as of the date of this Agreement, no Material Adverse Effect has occurred, nor have any event or events occurred which, individually or in the aggregate, will have a Material Adverse Effect.

     3.3. Liabilities.
          -----------

          3.3.1.   Debt.
                   ----

                   Schedule 3.3.1 hereto sets forth a listing by category and
                   --------------
          obligee of all Debt of the Company and its Subsidiaries, including:
          (a) the principal amount of each such Debt obligation and (b) the maturity date and amortization schedule of each such Debt obligation. True, accurate, and complete copies of the documents and instruments evidencing all items of the Debt listed on Schedule 3.3.1 have been
                                                     --------------
          provided to the Buyer.

          3.3.2.   Absence of Undisclosed Liabilities.
                   ----------------------------------

                   Except as set forth in Schedule 3.3.2 or as reflected in the
                                          --------------
          May 31, 1996 Balance Sheet, as of the date of this Agreement: (a) the Company has no liability of any nature (matured or unmatured, fixed or contingent) that could, together with all such other liabilities, result in a Material Adverse Effect nor does the Company have any reasonable grounds to know of any such liability; (b) all reserves established by the Company and set forth in the May 31, 1996 Balance Sheet were and are adequate for the purposes indicated therein; and
          (c) there are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which are not adequately disclosed in the May 31, 1996 Balance Sheet as required by such Statement No. 5.

     3.4. Assets.
          ------

          3.4.1.   Title to Assets.
                   ---------------

                   The Company and each of its Subsidiaries has good and marketable title to, or, in the case of property held under lease or other Contractual Obligation, a valid and enforceable right to use, all of its properties, rights and assets, whether real or personal and whether tangible or intangible, included in the Purchased Assets, including without limitation all properties, rights and assets reflected in the Balance Sheets (except as sold or otherwise disposed of since the Balance Sheets Date in the Ordinary Course of Business). The Purchased Assets are not subject to any Lien except as described in Schedule 3.4.1 hereto. The Purchased Assets (including without
             --------------
          limitation the Real Property, the Equipment, the Intangibles and the Contracts and excluding the Retained Assets) constitute all properties, rights and assets held for or used in or necessary for the conduct of the Business of the Company and its Subsidiaries as currently conducted.

          3.4.2.   Real Property and Equipment.
                   ---------------------------

                   (a)  General.  Schedule 3.4.2(a) lists all of the real
                        -------   -----------------
          property and fixtures and other improvements constituting real property included in the Purchased Assets (the "Real Property") and all of the tangible personal property other than inventory included in the Purchased Assets (the "Equipment"), which are in all material respects in good working order, operating condition and state of repair, ordinary wear and tear excepted. Schedule 3.4.2(a) sets forth
                                                   -----------------
          a list of each lease or other Contractual Obligation (including all amendments) under which any Real Property or Equipment having a cost or capital lease obligation in excess of $100,000 is held or used by the Company or any Subsidiary (the "Listed Leases"). The aggregate liability of the Company and its Subsidiaries under all leases and other Contractual Obligations under which any Real Property or Equipment is held or used (the "Leases") other than the Listed Leases does not exceed $100,000. Except as set forth on Schedule 3.4.2(a),
                                                           -----------------
          there is no lease or other Contractual Obligation under which the Company or any Subsidiary is liable as lessor with respect to any Real Property or Equipment. Schedule 3.4.2(a) also sets forth a list of all
                                 -----------------
          of the Real Property and of the addresses of each other location, if any, at which is located any Equipment or inventory.

                   (b)  Real Estate Joint Venture and Related Leases. The Buyer
                        --------------------------------------------
          has been furnished with a true and complete copy, including all amendments, side agreements and ancillary agreements, of the Articles of Organization and of the Operating Agreement of Boyer-Old Mill L.C., a Utah limited liability company ("BOMLC"). BOMLC has good and marketable title to the property described on Schedule 3.4.2(b), which
                                                        -----------------
          includes the land with one building containing approximately 150,326 gross rentable square feet (the "Building"), located at 6322 South 300 East, Salt Lake City, Utah, including all appurtenant rights of way, easements and access and all parking and other improvements related thereto (the "Property"), free and clear of any Liens except those set forth in Schedule 3.4.2(b). The sole members in BOMLC are Boyer O.M.
                   -----------------
          Manager, L.C., holding a fifty (50) percent interest and the Company holding a fifty (50) percent interest respectively. The Company has not granted any rights or options to any other party or person, including to Boyer O.M. Manager, L.C., with respect to the purchase of its interest in BOMLC. BOMLC owns all property, inventory, equipment and fixtures necessary or appropriate for the use and operation of the Property and has no material obligations or material liabilities of any kind or nature whatsoever, accrued, absolute, contingent or otherwise, other than those expressly described in Schedule 3.4.2(b)
                                                             -----------------
          and those incurred in the Ordinary Course of Business. To the Company's knowledge, there are no defects or irregularities in the construction or alteration of the Building and other improvements at the Property nor, as of the date of this Agreement, any existing or potential claim or liability relating to the construction or alteration thereof, nor any pending or threatened liens, claims or demands with
          respect to the Property.   As of the date of this Agreement, there are
          no pending or threatened condemnation, eminent domain or similar proceedings relating to the Property or any portion thereof or any interest (whether legal, beneficial or otherwise) or estate therein. There are no tenants or occupants with respect to the Property other than the Company and General Electric Credit Corporation . The Buyer has been furnished with true and correct copies of those certain Lease Agreements dated March 6, 1995, between BOMLC as Landlord and ExerHealth Inc. as Tenant (the "BOMLC Leases"). All construction required of the Landlord under the BOMLC Leases has been properly completed. Except for the BOMLC Leases no person other than General Electric Credit Corporation has any option or right to lease space at the Property, and there are no rights of first refusal or rights or options to the Leases (the "Options"). Said Options (which have been duly exercised by the Company in accordance with their terms) are in full force and effect and valid and enforceable against the Landlord under the BOMLC Leases in accordance with their respective terms.

          3.4.3.   Intellectual Property Rights.
                   ----------------------------

                   Schedule 3.4.3 lists all: significant trade and product
                   --------------
          names; trademarks, service marks and logos; domestic and foreign letters patents, and patent applications; domestic and foreign trademark registrations, service mark registrations, trademark applications and service mark applications; registered copyrights and copyright applications; proprietary computer software that are directly or indirectly owned, or licensed by the Company or any Subsidiary (the "Intangibles"). Schedule 3.4.3 sets forth a list of
                                          --------------
          each license (other than "shrink wrap" licenses) or other Contractual Obligation (including all amendments) under which any Intangible is held or used by the Company or any Subsidiary (the "Licenses"). Except as set forth in Schedule 3.4.3, there is no license or other
                          --------------
          Contractual Obligation under which the Company or any Subsidiary is liable as licensor with respect to any Intangibles. Schedule 3.4.3
                                                              --------------
          includes a list of all jurisdictions in which Intangibles owned by the Company or any Subsidiary have been duly registered and patented. The Company has good and marketable title to all of the Intangibles. Any and all assignments affecting the Company's ownership of, or title to, any of the Intangibles has been properly and timely recorded with the U.S. Patent and Trademark Office or the appropriate foreign patent or trademark authority, as the case may be, and, to the Company's knowledge, no other prior assignments exist that affect the Company's ownership of, or title to, any of the Intangibles. Each and every such Intangible is in full force and effect, the Company is in compliance with all its obligations with respect thereto, and, to the Company's knowledge as of the date of this Agreement, no event has occurred which permits, or upon the giving of notice or the passage of time or otherwise would permit, revocation, cancellation, or termination of any of the Intangibles. There are as of the date of this Agreement no claims or proceedings pending, threatened or, to the

          Company's knowledge, contemplated against the Company asserting that the use by the Company or any Subsidiary of any such Intangibles infringes the rights of any other person or seeking invalidity, unenforceability, revocation, cancellation, termination, or concurrent use of any of such Intangibles and there is, to the Company's knowledge as of the date of this Agreement, no basis for any such claim or proceeding. None of the Intangibles is as of the date of this Agreement subject to any outstanding order, decree, judgment, stipulation, or agreement limiting or otherwise restricting the scope or use of any Intangible. To the knowledge of the Company, as of the date of this Agreement no activity of any third party infringes upon the rights of the Company or such Subsidiary with respect to any of the Intangibles.

     3.5. Contracts, etc.
          ---------------

          3.5.1.   Certain Contractual Obligations.
                   -------------------------------

                   Set forth on Schedule 3.5.1 hereto is a true and complete
                                --------------
          list of all of the following Contractual Obligations of the Company and its Subsidiaries as of the date hereof:

                        (a) All collective bargaining agreements and other labor agreements; all employment or consulting agreements; and all other plans, agreements, arrangements or practices (other than any Employee Plan) which constitute Compensation or benefits to any of the officers or employees of the Company or any Subsidiary. Such schedule includes the names and current salaries and bonuses of all directors and elected and appointed officers of the Company and the wage rates for all non-salaried and non-executive salaried employees of the Company, by classification.

                        (b) All Contractual Obligations under which the Company or any Subsidiary is or may become obligated to pay: (i) any legal, accounting, brokerage, finder's or similar fees or expenses at any time incurred and unpaid prior to the Closing Date (which schedule shall include a specific statement as to the amount of each such obligation, the party to whom each such obligation is owed and the nature of each such obligation) and (ii) any severance pay or special Compensation obligations which would become payable by reason of this Agreement or other consummation of the transactions contemplated hereby (and such schedule shall include a specific statement as to the amount of any such severance or special Compensation, obligations and the party to whom such severance or special Compensation obligation is to be paid).

                        (c) All Contractual Obligations under which the Company or any Subsidiary is or will after the Closing be restricted from carrying on any business or other activities anywhere in the world.

                        (d) All Contractual Obligations (including without limitation options) to sell or otherwise dispose of any Purchased Assets except in the Ordinary Course of Business.

                        (e) All Contractual Obligations under which the Company or any Subsidiary has or will after the Closing have any liability or obligation to or for the benefit of any of its shareholders or any Affiliate of any of its shareholders.
                   Schedule 3.5.1(e) includes a statement as to accrued but unpaid royalty payments that are due and payable by the
                   Company: (i) in respect of the second fiscal quarter of 1996 to the Company's shareholders in the specific amounts, and in respect of the Contractual Obligations specifically set forth, on said schedule next to the name of each such shareholder and (ii) to Gary Smith, in respect of the fiscal periods indicated, in the specific amounts and in respect of the Contractual Obligations specifically set forth in said schedule. The Financial Statements covering the periods as to which the royalty payments referenced above are due and payable include reserves in an amount at least equal to the royalty payments specifically set forth in Schedule
                                                              --------
                   3.5.1(e).
                   --------

                        (f) All Contractual Obligations under which the Company or any Subsidiary has any liability or obligation for Debt or constituting or giving rise to a Guarantee of any liability or obligation of any Person, or under which any Person has any liability or obligation constituting or giving rise to a Guarantee of any liability or obligation of the Company or any Subsidiary (including without limitation partnership and joint venture agreements).

                        (g) All Contractual Obligations under which the Company or any Subsidiary is or may become obligated to pay any amount in excess of $100,000 in respect of indemnification obligations, purchase price adjustment or otherwise in connection with any (i) acquisition or disposition of assets or securities, (ii) merger, consolidation or other business combination, or (iii) series or group of related transactions or events of a type specified in subclauses (i) and (ii).

                        (h) All distributorship agreements, and all other Contractual Obligations (other than purchase orders and sales orders entered into in the Ordinary Course of Business) with independent laboratories or testing facilities, distributors, suppliers, vendors, or other suppliers of goods or services.

                        (i) All advertising contracts which individually involve liabilities of the Company or any Subsidiary in excess of $100,000.

                        (j) All purchase orders or sales orders which individually involve liabilities of the Company or any Subsidiary in excess of $250,000 or which were not entered into the Ordinary Course of Business.

                        (k) All Contractual Obligations (other than purchase orders or sales orders) not required to be listed on Schedule
                                                                        --------
                   3.5.1 pursuant to clauses (a) through (j) above which
                   -----
                   individually involve liabilities of the Company or any Subsidiary in excess of $100,000.


            The Company has heretofore delivered to the Buyer a true and complete copy of each of the Contractual Obligations listed on
            Schedule 3.5.1 hereto, each as in effect on the date hereof,
            --------------
            including without limitation all amendments thereto (the "Listed Contracts"; together with the Leases, Licenses and Insurance Policies, referred to herein collectively as the "Contracts").

            3.5.2. Nature of Contracts, etc.
                   -------------------------

                   Except as set forth in Schedule 3.5.2, no material breach or
                                          --------------
            default by the Company or any Subsidiary under any of the Contracts has occurred and is continuing, and no event has occurred which with notice or lapse of time would constitute such a material breach or default or permit termination, modification or acceleration by any other Person under any of the Contracts. As of the date hereof, to the knowledge of the Company, no material breach or default by any other Person under any of the Contracts has occurred and is continuing, and no event has occurred which with notice or lapse of time would constitute such a material breach or default or permit termination, modification or acceleration by the Company or any Subsidiary under any of such Contracts.

            3.5.3. Transactions with Affiliates.
                   -----------------------------

                   Except for the matters set forth on Schedule 3.5.3 or on
                                                       --------------
          Schedule 3.5.1 hereto pursuant to clause (e) of Section 3.5.1 hereof
          --------------
          (the "Affiliate Relationships"), no shareholder of the Company or any Affiliate of any shareholder of the Company (other than the Company and their Subsidiaries) is an officer, director, employee, consultant, competitor, customer, distributor, supplier or vendor of, or is party to any Contractual Obligation with, the Company or any Subsidiary. Except as set forth on Schedule 3.5.3, there are no trademarks, trade
                                 --------------
          names (or any component thereof), service marks, service names, copyrights, patents, patent rights, franchises, know-how, or proprietary or confidential knowledge of the Company that any shareholder of the Company or such Affiliate owns or is licensed or otherwise has the right to use which are used in, or necessary to the conduct of the Business of, the Company and its Subsidiaries. All transactions between the Company or any Subsidiary on the one hand, and any shareholder of the Company or any such Affiliate on the other hand, which occurred during the periods covered by the Financial Statements are reflected in the Financial Statements at amounts which do not overstate the net worth or net income of the Company or such Subsidiary as compared with fair market values and prices which would have been charged and paid between parties at arms' length at the time of the entering into of the transactions in question.

                   3.5.4.  Non-Contravention, etc.
                           -----------------------

                           Neither the execution and delivery of this Agreement
                   nor the consummation of any of the transactions contemplated hereby does or will constitute, result in or give rise to (a) a breach of or a default or violation under any Contractual Obligation or Charter or bylaws provision of the Company or any Subsidiary, (b) the acceleration of the time for performance of any obligation under any such Contractual Obligation, (c) the imposition of any Lien upon or the forfeiture of any Asset (including without limitation any Asset held under a Lease or License), (d) the requirement that any consent under or waiver of any such Contractual Obligation, Charter or bylaws be obtained, or (e) any severance payments, right of termination, modification of terms, or any other right or cause of action under any such Contractual Obligation, Charter or By-laws provision, except as set forth in Schedule 3.5.4. The other items, if any, set
                                   --------------
                   forth in said Schedule do not and will not, individually or in the aggregate, have a Material Adverse Effect.

            3.6.   Insurance.
                   ---------

                   Set forth on Schedule 3.6. is a list of all liability
                                -------------
            (including without limitation, public liability, products liability and automobile liability) policies by which the Company or any Subsidiary has been insured since June 30, 1990 (the "Liability Policies"). The list includes the type of policy, form of coverage, policy number and insurer, coverage dates, named insured, limit of liability and deductible. All material properties of the Company and its Subsidiaries are covered by valid and currently effective insurance policies issued in favor of the Company or its Subsidiaries in amounts which are customary in the place in which such properties are located for companies operating similar businesses and operations. All insurance coverages required under the Leases are in force under valid and currently effective insurance policies. In the event of any Loss or claim resulting in any insurance recovery related to the Company, any of its Subsidiaries or the Business, the amount of any such recovery related to the Company, such Subsidiary or the Business will be paid to the Company or such Subsidiary or to the holders of Liens set forth on Schedule 3.4.1. Except for the matters set forth on the
                     --------------
            loss runs attached hereto ("Loss Runs") and the matters set forth on
            Schedule 3.6 hereto, since June 30, 1994, there have been no
            ------------
            liability claims (except products liability and workers' compensation claims) which have been made against the Company or its Subsidiaries or any occurrence which may give rise to any such claim against the Company or its Subsidiaries. The list includes the current legal status of such claims or occurrences as of the date hereof. Statutory workers' compensation insurance coverage has been maintained on all employees of the Company and its Subsidiaries and all such policies were written by insurers in existence as of the date hereof. The premiums for all Liability Policies and workers' compensation policies have been fully paid and no future payments on any of these policies shall be due as of the Closing, except as set forth on Schedule 3.6. Set forth on Schedule 3.6 is
                                     ------------                ------------
     a list of all insurance policies of the Company and each Subsidiary currently in effect other than the Liability Policies and the workers' compensation policies (together with the Liability Policies and the workers' compensation policies, the "Insurance Policies"). After giving effect to the Closing and the consummation of the transactions contemplated hereby, except as set forth on Schedule 3.6, each Insurance Policy will be
                                    ------------
     in full force and effect and be payable to the Company or one or more of its Subsidiaries.

     3.7.   Compliance with Laws, etc.
            --------------------------

            3.7.1.  Compliance Generally.
                    --------------------

                    Except as of and to the extent specifically set forth on

            Schedule 3.9, 3.11.1 and 3.11.2, the operations of the Business as
            -------------------------------
            heretofore or currently conducted were not and are not in violation of, nor is the Company or any Subsidiary in default or violation under, any Legal Requirement where the failure so to comply would have a Material Adverse Effect on the value of the Purchased Assets. All future expenditures with respect to the operations of its Business as currently conducted required to meet the provisions of any Legal Requirement currently in effect (or, to the knowledge of the Company, enacted but to take effect in future) will not, individually or in the aggregate, have a Material Adverse Effect on the value of the Purchased Assets. The Company and its Subsidiaries have been duly granted all material licenses, permits, franchises and other authorizations under any Legal Requirement necessary for the conduct of the Business as currently conducted or currently proposed to be conducted.

            3.7.2.  Tax Matters.
                    -----------

                    Since its tax year ending December 31, 1994, the Company and its Subsidiaries have been included in the United States consolidated federal income Tax Returns and required consolidated, unitary or combined state tax returns filed by the Company. Except as set forth on Schedule 3.7.2:
                            --------------

                         (a) all Tax Returns that are required to be filed by or with respect to the Company or any Subsidiary have been duly and timely filed in accordance with all applicable Legal Requirements, and no claim has ever been made by any taxing authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction,

                         (b) all Tax obligations of the Company and its Subsidiaries, whether or not shown as due and payable on such returns, have been timely paid or otherwise appropriately deferred, collected or reserved (excluding reserve any for deferred Taxes established to reflect timing differences between book and Tax income) for payment as reflected on the Financial Statements,

                         (c) all other assessments that are due have been paid in full,


                         (d) all Tax Returns referred to in clause (a) for taxable periods ending on or before the date indicated in

                    Schedule 3.7.2 have been examined by the Internal Revenue
                    --------------
                    Service ("IRS") or the appropriate state, local or foreign taxing authority, or the statute of limitations for examining such Tax Returns has expired,

                         (e) no deficiencies have been asserted or assessments made as a result of any examinations of the Tax Returns referred to in clause (a) by the IRS or the appropriate state, local or foreign taxing authority,

                         (f) there is no action, suit, proceeding, audit, claim, deficiency or assessment pending (or, to the knowledge of the Company, threatened) with respect to any Taxes of the Company or any Subsidiary, and there are no Liens or other security interests on any of the assets of the Company or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax other than for current Taxes not yet due and payable,

                         (g) no waivers of statutes of limitations have been given or requested by or with respect to any Taxes of the Company or any Subsidiary,

                         (h) no powers of attorney with respect to Taxes of the Company or any Subsidiary are currently in force,

                         (i) there is no Contractual Obligation (including without limitation any of the Closing Agreements) covering any employee or former employee of the Company or any Subsidiary that will give rise to the payment of any amount that will be not deductible by reason of Section 280G of the Code or that will be subject to the excise tax under Section 4999 of the Code,

                         (j) neither the Company nor any Subsidiary has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) under Treas. Reg. (S) 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise, or is a party to or bound by any Contractual Obligation relating to any allocation or sharing of Taxes,

                         (k) the Company has provided to Buyer true, complete, and correct copies of all Tax Returns filed by it with Taxing authorities since the date indicated in Schedule
                                                                   --------
                    3.7.2 and all requests for extensions or waivers and notices
                    -----
                    or claims given or received with respect thereto,

                         (l) the Company and each of its Subsidiaries has withheld and paid to, or will cause to be paid to, the IRS or the appropriate state, local or foreign taxing authority all amounts required to be withheld from the wages of the employees of the Company and such Subsidiaries under state law and the applicable provisions of the Code, and any payments made to any independent contractors, creditors, stockholders or other third parties, and the Company and such Subsidiaries will continue to do so with respect to all wages and other payments paid by it through the Closing Date,

                         (m) all contributions and other Taxes due from the Company and its Subsidiaries pursuant to any unemployment insurance or workers compensation laws and all sales or use Taxes which are due or payable by such corporation prior to the date hereof have been paid in full and will be so paid through the Closing Date,

                         (n) neither the Company nor any Subsidiary has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii), and each of the Company and its Subsidiaries are U.S. Persons within the meaning of Section 7701(a)(30) of the Code,

                         (o) no consent to the application of Section 341(f) of the Code has been made by or on behalf of the Company or any Subsidiary with regard to any assets or property held, acquired or to be acquired by the Company or any Subsidiary.

            3.7.3.  Employee Benefit Plans.
                    ----------------------

                         (a)   Disclosure.  Schedule 3.7.3. sets forth all
                               ----------   ---------------
                    Employee Plans to which the Company or any Subsidiary contributes or is obligated to contribute, or under which the Company or any Subsidiary has or may have any liability for premiums or benefits, or which benefits any employee or former employee of the Company or any Subsidiary or the beneficiaries of any such employee or former employee (an "Existing Plan"), as well as all plans, agreements, policies and arrangements that would be Existing Plans if the term "Employee" were construed to include outside directors, consultants or other independent contractors who provide services to or for the benefit of the Company or any of its Subsidiary. For purposes of this Agreement, the term "Employee Plan" means any plan, program, agreement, policy or arrangement (a "Plan"), whether or not reduced to writing, that is: (i) a welfare benefit plan within the meaning of Section 3(1) of ERISA (a "Welfare Plan"); (ii) a pension benefit plan within the meaning of Section 3(2) of ERISA (a "Pension Plan"); (iii) a stock bonus, stock purchase, stock option, restricted stock, stock appreciation right or similar equity-based plan (an "Equity Plan"); or
                    (iv) any other deferred-compensation, severance, retirement, welfare-benefit, bonus, incentive or fringe-benefit plan. With respect to each Existing Plan, the Company has provided to the Buyer accurate, current and complete copies of each of the following: (A) where the plan has been reduced to writing, the plan document together with all amendments; (B) where the plan has not been reduced to writing, a written summary of all material plan terms; (C) where applicable, copies of any trust agreements, custodial agreements, insurance policies, administration agreements and similar agreements, and investment management or investment advisory agreements; (D) copies of any summary plan descriptions, employee handbooks or similar employee communications; (E) in the case of any plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination letter from the IRS and any related correspondence, including a copy of the request for such determination; (F) in the case of any funding arrangement intended to qualify as a voluntary employees' beneficiary association (VEBA) under Section 501(c)(9) of the Code, a copy of the IRS letter determining that it so qualifies; (G) in the case of any plan for which Forms 5500 are required to be filed, a copy of the three most recently filed Forms 5500, with schedules attached; and (H) copies of any notices, letters or other correspondence from the IRS or the Department of Labor relating to the plan. Also set forth in
                    Schedule 3.7.3 is a list of each Existing Plan in which
                    --------------
                    employees of the Company and its Subsidiaries will continue to participate (subject to Section 3.7.3(g) of this Agreement) after giving effect to the Closing (the "Company Plans").

                         (b)   No Defined Benefit Pension Plans.  Neither the
                               --------------------------------
                    Company nor any Subsidiary, nor any corporation, trust, partnership or other entity that would be considered as a single employer with the Company or any Subsidiary under
                    Section 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or
                    (o) of the Code has ever maintained or been required to contribute to any Employee Plan subject to Title IV of ERISA.

                         (c)   Plan Qualification; Plan Administration;
                               ----------------------------------------
                    Certain Taxes and Penalties.  Each Existing Plan that is
                    ---------------------------
                    intended to be qualified under Section 401(a) of the Code is so qualified. Each Existing Plan, including any associated trust or fund, has been administered in accordance with its terms and with all applicable Legal Requirements, and, as of the date of this Agreement, nothing has occurred with respect to any Existing Plan that has subjected or could subject the Company, any Subsidiary, or any current or former employee, officer, or director thereof to any penalty or liability under Section 502 of ERISA or Chapter 43 of Subtitle D or section 6652 of the Code, or that has subjected or could subject any participant in or beneficiary of an Existing Plan to a tax under Section 4973 of the Code.

                         (d)   All Contributions and Premiums Paid.  As of the
                               -----------------------------------
                    date hereof, all required contributions, assessments and premium payments on account of each Existing Plan have been made.

                         (e)   Claims.  As of the date hereof, there are no
                               ------
                    existing (or, to the knowledge of the Company, threatened) lawsuits, claims or other controversies relating to an Existing Plan, other than claims for information or benefits in the Ordinary Course of Business.

                         (f)   Retiree Benefits; Certain Welfare Plans.  Other
                               ---------------------------------------
                    than as required under Section 601 et seq. of ERISA, no Existing Plan that is a Welfare Plan provides benefits or coverage following retirement or other termination of employment. Each welfare benefit trust or fund that constitutes or is associated with an Existing Plan and that is intended to be exempt from federal income tax under
                    Section 501(c)(9) of the Code is so exempt. As of the date hereof, no event has occurred that could result in a loss of any deduction to the Company or any Subsidiary under Section 162(n) of the Code.

                         (g)   No Restrictions On Termination.  No provision of
                               ------------------------------
                    any Existing Plan would result in any limitation on the ability of the Company or any Subsidiary to amend, suspend, or terminate the plan.

                         (h)   Effect of Transactions.  The execution and
                               ----------------------
                    delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) involve any prohibited transaction within the meaning of ERISA, (ii) entitle any current or former employee, officer, or director of the Company or any Subsidiary to any severance or termination pay except as provided in Schedule 3.7.3, or
                                                          --------------
                    (iii) increase the amount of or accelerate the time of payment of any Compensation otherwise due any such employee, officer or director.

            3.7.4.  Non-Contravention, etc.
                    -----------------------

                    Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby does or will constitute, result in or give rise to a material breach or violation or default under any Legal Requirement applicable to the Company or any Subsidiary. No approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any Governmental Authority is required to be obtained or made by or on behalf of the Company or any Subsidiary in connection with the execution, delivery or performance of this Agreement or the consummation of any of the transactions contemplated hereby, except for items listed on Schedule 3.7.4 which shall have been obtained or
                                --------------
            made and shall be in full force and effect at the Closing.

     3.8.   Environmental and Safety Matters, etc.
            -------------------------------------

            Except as provided in Schedule 3.8, the Company and each of its
                                  ------------
     Subsidiaries is and has at all times been in compliance in all respects with all applicable Legal Requirements relating to environmental, natural resource, health or safety matters. Except as set forth on Schedule 3.11.2
                                                                ---------------
     there is no suit, claim, action or proceeding, pending or threatened against the Company or any Subsidiary, or, to the Company's knowledge any basis therefor, in respect of (a) noncompliance with any such Legal Requirement, (b) personal injury, wrongful death, other tortious conduct, or the existence of any nuisance relating to materials, commodities or products held, used, sold, transferred, manufactured or disposed of by or on behalf of the Company or any Subsidiary or any predecessor entity made of, containing or incorporating any hazardous, noxious or toxic materials, commodities or substances, or (c) the presence or release or threatened release into the environment of any pollutant, contaminant or toxic, hazardous or noxious material, substance or waste, whether solid, liquid or gas and whether generated by the Company or any Subsidiary or any predecessor entity or located at or about a site included in the Real Property or heretofore owned, leased or otherwise used by the Company or any Subsidiary or any predecessor entity.

     3.9.   Labor Relations.
            ---------------

            As of the date hereof, none of the employees of the Company or any Subsidiary is represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. As of the date hereof, to the knowledge of the Company, there is no organizational effort currently being made or threatened by or on behalf of any labor union to organize any employees of the Company or any Subsidiary. Except as provided in Schedule 3.9, there are no controversies or disputes
                           ------------
     pending between the Company or any Subsidiary on the one hand and any of their respective employees on the other hand, except for controversies and disputes with individual employees arising in the Ordinary Course of Business.

     3.10.  Customers, Suppliers and Distributors.
            -------------------------------------

            Except as set forth in Schedule 3,10, since the May 31, 1996
                                   --------------
     Balance Sheets Date, (a) no significant customer (or group of customers which in the aggregate is significant) or any distributor of the Business has given the Company or any Subsidiary notice or has taken any other action which has given the Company any reason to believe that such customer (or group of customers) or distributor will cease to purchase products or services or reduce significantly the amount of products and services purchased from the Company or such Subsidiary, and (b) no significant supplier or vendor (or group of suppliers or vendors which in the aggregate is significant) of the Business has given the Company or any Subsidiary notice or has taken any other action which has given the Company any reason to believe that such supplier or vendor (or group of suppliers or vendors) will cease to supply or restrict the amount supplied or adversely change its price or terms to the Company or any Subsidiary of any products or services.

     3.11.  Litigation, etc.
            ----------------

            3.11.1. General Litigation.
                    ------------------

                    There is no litigation, at law or in equity, or any
            proceeding before or investigation by any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator pending or threatened against the Company or any Subsidiary, or any basis therefor, except for (a) such of the foregoing as are described in Schedule 3.11.1, and (b) product
                                          ---------------
            liability claims. As of the date of this Agreement, there is no litigation at law or in equity, or any proceeding before or investigation by any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator, pending or threatened against the Company or any Subsidiary, or any basis therefor, which seeks rescission of, seeks to enjoin the consummation of, or otherwise relates to, this Agreement or any of the transactions contemplated hereby. Except as set forth on
            Schedule 3.11.1, no judgment, decree or order of any foreign,
            ---------------
            federal, state or municipal court, board or other governmental or administrative agency or any arbitrator has been issued against the Company or any Subsidiary.

            3.11.2. Products Liability Matters.
                    --------------------------

                    Set forth on Schedule 3.11.2 is (a) a listing of
                                 ---------------
            all product liability claims (other than the Existing Products Claims referred to below) which have been made against the Company or any Subsidiary since June 30, 1994, including the disposition thereof, and (b) a listing and description (including without limitation summary of procedural status, status of settlement discussions, and other significant matters) of all pending product liability claims and, to the knowledge of the Company, all threatened product liability claims and other occurrences which have occurred but have not yet resulted in a products liability claim (collectively, the "Existing Products Claims").

     3.12.  Disclosure.
            ----------

            As of the date of this Agreement, neither this Agreement (including without limitation the Schedules hereto as of the date of this Agreement), nor any certificate furnished or to be furnished by or on behalf of the Company, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. As of the date of this Agreement, there is no fact or circumstance known to the Company which has not been disclosed to IHF and to the Buyer and which could reasonably be anticipated to materially and adversely affect the business, financial condition, operating results, assets or prospects of the Company or any Subsidiary, or the relationships of the Company or any Subsidiary with its suppliers or employees. As of the date of this Agreement, this Agreement (including without limitation the Schedules hereto as of the date of this Agreement) and the Financial Statements do not, considered as a whole, omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     3.13.  Authorization and Enforceability.
            --------------------------------

            The Company has full corporate or other requisite power and authority to execute and deliver this Agreement, subject only to obtaining the approval of stockholders of the Company in accordance with Section 251(c) of the Delaware General Corporation Law, to consummate the transactions contemplated hereby and to perform each of its obligations hereunder. The Board of Directors of the Company has approved the consummation of each of the transactions contemplated hereby and recommended that the stockholders of the Company adopt and approve this Agreement and approve the transactions contemplated hereby. The Board of Directors of the Company has taken all action required by law, the Company's Charter and Bylaws or otherwise to be taken by it to authorize the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and, subject only to obtaining the necessary approval of stockholders of the Company, no other corporate action is or was required for such execution, delivery and consummation. This Agreement has been duly executed and delivered by the Company and is enforceable against it in accordance with its terms.

     3.14.  Brokers, etc.
            ------------

            Except as specified in Schedule 3.14, no broker, finder, investment
                                   -------------
     bank or similar agent is entitled to any brokerage, finder's or other fee, Compensation based upon agreements or arrangements made by or on behalf of (or the conduct of) the Company.

     3.15.  Approval of Stockholders.
            ------------------------

            The affirmative vote of a majority of the votes that the holders of the outstanding shares of Company's common stock are entitled to cast, in each case with respect to the adoption and approval of this Agreement, are the only votes of the holders of any class or series of the capital stock necessary to approve this Agreement, the Acquisition and the other transactions contemplated hereby, and Shareholder Consents and Lock-Up Agreements representing such quantum of vote have been executed and delivered in favor of this Agreement, the Acquisition and the other transactions contemplated hereby. The Persons listed on Schedule 3.15 have
                                                             -------------
     duly executed and delivered to IHF and the Buyer the Shareholder Consent and Lock-Up Agreement, dated as of the date hereof, substantially in the form of Exhibit I hereto.
             ---------

     3.16.  Bank Accounts.
            -------------

            Schedule 3.16 contains a complete and accurate list of all bank
            -------------
     accounts (including savings, checking, money market accounts, certificates of deposit, and the like), safe deposit boxes, and lock boxes maintained by the Company and each Subsidiary of the Company, together with a list of all authorized signatories thereto.

     3.17   Disclaimer.
            ----------

            The representations and warranties set forth in this Section 3 constitute the only representations and warranties given by the Company in connection with this Agreement and the transactions contemplated hereby and the Company hereby disclaims all other representations and warranties, express or implied of whatever kind or nature including, without limitation, warranties of merchantability or warranties of fitness for a particular purpose and the Buyer hereby acknowledges that it has relied solely on the representations and warranties made by the Company in this Agreement in connection with the transactions contemplated herein.

4.   REPRESENTATIONS AND WARRANTIES OF IHF AND THE BUYER

     In order to induce the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby, each of IHF and the Buyer represents and warrants to the Company as follows:

     4.1.   Corporate Matters.
            -----------------

            Each of IHF and the Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

     4.2.   Authorization and Enforceability.
            --------------------------------

            This Agreement has been duly authorized, executed and delivered by each of IHF and the Buyer and is Enforceable against each of them in accordance with its terms.

     4.3.   Non-Contravention, etc.
            -----------------------

            Neither the execution, delivery nor performance of this Agreement nor the consummation of the transactions contemplated hereby does or will constitute, result in or give rise to any breach or violation of, or any default or right or cause of action under, any Contractual Obligation of or the Charter or bylaws of either IHF or the Buyer or any Legal Requirement applicable to either of them. No approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any

     Governmental Authority or any other Person, including without limitation any party to any Contractual Obligation of either IHF or the Buyer, is required to be obtained or made by or on behalf of either of them in connection with the execution, delivery or performance of this Agreement and the transactions contemplated hereby by either IHF or the Buyer, except for (a) filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (b) consent and approval of IHF's senior lender, General Electric Credit Corporation.

     4.4    Disclaimer
            ----------

            The representations and warranties set forth in this Section 4 constitute the only representations and warranties given by IHF and the Buyer in connection with this Agreement and the transactions contemplated hereby and each of IHF and the Buyer hereby disclaims all other representations and warranties, express or implied of whatever kind or nature including, without limitation, warranties of merchantability or warranties of fitness for a particular purpose and the Company hereby acknowledges that it has relied solely on the representations and warranties made by IHF and the Buyer in this Agreement in connection with the transactions contemplated herein.


5.   CERTAIN AGREEMENTS OF THE PARTIES

     5.1.   Certain Pre-Closing Matters.
            ---------------------------

            5.1.1.  Exclusivity.
                    -----------
                    None of the Company, any Subsidiary or any employee,
            representative and agent of the Company or any Subsidiary will, directly or indirectly, solicit or initiate or enter into discussions or transactions or Contractual Obligations with or encourage or provide any information to any Person (other than IHF and the Buyer and their respective designees) concerning any sale of stock by (or by the stockholders of), or any merger or share exchange or sale or other disposition of securities or substantial assets or recapitalization or any similar transaction involving, the Company or any Subsidiary. The Company will notify IHF and the Buyer immediately upon becoming aware that any Person has made any proposal, offer, inquiry, or contact with respect to any such transaction and will keep IHF and the Buyer fully informed of the status and details of such events; it being acknowledged that, subject to the Company's compliance with the provisions hereof, the Company may receive unsolicited third-party bids but may not solicit such bids or otherwise enter into discussions or transactions with such third-parties.

            5.1.2.  Access to Premises and Information.
                    ----------------------------------

                    Prior to the Closing, the Company and its Subsidiaries will permit IHF and the Buyer and their prospective investors and lenders, and their respective authorized representatives (other than a competitor of the Company), to have full access to their premises and documents, books and records and to make copies during normal business hours of such financial and operating data and other information with respect to the Company and its Subsidiaries as IHF and/or the Buyer, such investors or lenders, or any of their representatives shall reasonably request. The Company will cause to be delivered such additional information and copies of documents, books and records relating to the Company and its Subsidiaries as may be reasonably requested by IHF and/or the Buyer, such investors or lenders, or any of their representatives.

            5.1.3.  Confidentiality Covenant of IHF and the Buyer.
                    ---------------------------------------------

                    No investigation by, or furnishing of information to, IHF or the Buyer shall affect the right of IHF and the Buyer to rely on the representations, warranties, covenants and agreements of the Company set forth herein. IHF and the Buyer will not, and will not permit any of its or their prospective investors or lenders or its or their respective representatives to, directly or indirectly, without the prior written consent of the Company, disclose any information relating to the Company or any Subsidiary furnished to IHF or the Buyer or such investors or lenders by or on behalf of the Company or use any such information for any purpose otherwise than in evaluating the Company and its Subsidiaries in connection with the transactions contemplated hereby; provided, however, that (a) such
                                              --------  -------
            information may be disclosed to any of the representatives of IHF or the Buyer or to its or their prospective investors or lenders and their respective representatives (other than a competitor of the Company) who have a need to know such information in connection with the transactions contemplated hereby, and (b) the information subject to the foregoing provisions of this sentence shall be deemed not to include any information known generally in the industry (other than as a result of disclosure in violation hereof) or any information received by IHF or the Buyer, such investor or lender or any of their representatives from a third party not bound by a duty of confidentiality to the Company or independently developed by IHF or the Buyer, such investor or lender or any of their representatives without violating any of its obligations under this
            Section 5. In the event of the termination of this Agreement, upon request of the Company, IHF and the Buyer, such investors and lenders, and their respective representatives will return all copies of any written materials in their possession furnished by or on behalf of the Company. The foregoing provisions of this Section 5,
            (a) shall supersede all prior confidentiality obligations of IHF and the Buyer, (b) shall terminate upon the consummation of the Closing, and (c) shall not prohibit any retention of records or disclosure required by law or made in connection with the enforcement of any right or remedy relating to this Agreement or the transactions contemplated hereby or as otherwise required by law.

            5.1.4.  Administrative and Regulatory Matters.
                    -------------------------------------

                         (a) The Company shall (at its expense and as a Retained Liability to the extent not paid prior to Closing) furnish to IHF and the Buyer such necessary information and reasonable assistance as IHF or the Buyer may request in connection with the preparation of necessary filings or submissions to any Governmental Authority. The Company (at its expense and as a Retained Liability to the extent not paid prior to the Closing), and IHF and the Buyer (at their expense) will comply with all requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") and shall use reasonable efforts to respond as promptly as practicable to all inquiries received from the Federal Trade Commission or the Antitrust Division of the Department of Justice for additional information or documentation.

                         (b) The Company shall (at the Buyer's expense) cooperate with and assist IHF in the preparation and processing of the Registration Statement in all reasonable respects requested by IHF and will furnish to IHF information relating to the Company and its Affiliates to the extent such information is required to be set forth therein under the Securities Act of 1933, as amended, or the rules and regulations thereunder. If at any time prior to the Closing any event should occur relating to the Company or its Affiliates which should be set forth in an amendment of, or a supplement to, the Registration Statement or the related prospectus, the Company shall (at the Buyer's expense) promptly inform IHF and shall promptly furnish all necessary information with respect thereto. Consistent with the foregoing, the Company shall (at the Buyer's expense) cause the Company's independent accountants to furnish audited financial statements for the Company for the years ended December 31, 1995, 1994 and 1993 in a form meeting the requirements of Regulation S-X of the Securities Act of 1933 on or prior to July 5, 1996 and the consent of the Company's independent accountants to the inclusion of their reports on such financial statements in any registration statements and amendments thereto of the Buyer filed during the three year period subsequent to the Closing. Notwithstanding this commitment, the Company shall use reasonable best efforts to promptly cause the delivery of such audited financial statements as soon as practicable after the execution of this Agreement. For purposes of assisting the Buyer with its planned registration statement and subsequent reporting requirements, the Company will deliver to the Buyer (i) unaudited balance sheets and statements of operations and of cash flows for the quarters ended March 31, 1996 and June 30, 1996, and (ii) unaudited balance sheets and statements of operations and of cash flows for each corresponding 1995 calendar quarter. The financial statements described in clauses (i) and (ii) above for the first quarter of 1996 and 1995, respectively, shall be delivered to Buyer as of the Closing. In addition, the Company shall cause the Company's independent accountant to perform a review of the unaudited financial statements described in clauses (i) and (ii) above in accordance with the provisions of Statement on Auditing Standards No. 71, "Interim Financial Information" on or prior to the Closing with respect to the quarter ended June

                    30, 1996. The parties acknowledge and agree that time is of the essence in the performance of the provision of this
                    Section 5.1.4.

            5.1.5.  Operation of Business in the Ordinary Course.
                    --------------------------------------------

                    On and prior to the Closing Date, the Company will use its best efforts to cause the Company and its Subsidiaries to conduct its Business only in the Ordinary Course of Business and use its best efforts to maintain the value of its Business as a going concern and the relationships of the Company and its Subsidiaries with customers, distributors, suppliers, vendors, employees, agents and others. Without limiting the generality of the foregoing, except as set forth on Schedule 5.1.5, on and prior to the Closing Date the
                            --------------
            Company and its Subsidiaries will not, without the prior written consent of the Buyer, which shall not be unreasonably withheld or delayed:

                         (a) Enter into any transactions (otherwise than on an arms' length basis) or any transaction with any shareholder of the Company or any Affiliate of any shareholder of the Company (other than transactions by and between the Company and any or all of its Subsidiaries).

                         (b) Pay any Compensation other than in the Ordinary Course of Business at the rates in effect throughout the three-month period covered by the First Quarter Financials or increase any Compensation of any director, officer, employee, consultant or agent, other than Compensation payable to David Allen and Chris Robinson as set forth on
                    Schedule 3.5.1(a).
                    -----------------

                         (c) Make or declare any Distribution (other than Distributions to the Company by its Subsidiaries).

                         (d) Incur any Debt except in the Ordinary Course of Business or become liable in respect of any Guaranty.

                         (e) Make any capital expenditure, except in amounts contemplated by the Projections.

                         (f) Sell, lease to others or otherwise dispose of any of its assets (except for sales of inventory in the Ordinary Course of Business).

                         (g) Change or amend the Company's Certificate of Incorporation or By-laws except to authorize the use of shareholder consents under Delaware law.

                         (h) Issue or sell any shares of its capital stock (except upon exercise of outstanding options) or other securities, acquire directly or indirectly, by redemption or otherwise, any such capital stock, reclassify or split-up any such capital stock or grant or enter into any options, warrants, calls or commitments of any kind with respect thereto.


                         (i) Organize any new subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business.

                         (j) Change its corporate existence and business organization or its relationships with licensors, suppliers, distributors, customers and others having business relationships with it, except in the Ordinary Course of Business.

                         (k) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than payments, discharges or satisfactions in the Ordinary Course of Business and consistent with past practice, since the date of the Balance Sheets.

                         (l) Prepay any obligation having a fixed maturity of more than 90 days from the date such obligation was issued or incurred.

                         (m) Cancel any debts or waive any claims or rights of substantial value, except in the Ordinary Course of Business and consistent with past practice.

                         (n) Dispose of or permit to lapse any rights to the use of any patents, trademark, trade name or copyright, or dispose of or disclose to any person any trade secret, formula, process or know-how not theretofore a matter of public knowledge.

                         (o) Change any of the banking or safe deposit arrangements the Company has in place prior to the date hereof, except to the extent required by the Company's senior secured lenders; provided that the Company shall provide prior written notice of any such change to IHF and the Buyer.

                         (p) Agree, whether in writing or otherwise, to do any of the foregoing.

            5.1.6.  Certain Notices.
                    ---------------

                    Prior to the Closing, the Company will promptly upon
            becoming aware thereof give the Buyer written notice of any material development affecting the Business, or the financial condition or prospects of the Company and its Subsidiaries; provided, however,
                                                           --------  -------
            that no such disclosure shall be deemed to amend any Schedule hereto, or prevent or cure any breach of or inaccuracy in, or disclose any exception to, any of the representations and warranties set forth herein. Prior to the Closing, each party will give the other prompt written notice upon becoming aware of any breach of or inaccuracy in any representation or warranty of such notifying party; provided, however, that no such disclosure shall be deemed to
                   --------  -------
            amend any Schedule hereto, or prevent or cure any breach of or inaccuracy in, or disclose any exception to, any of the representations and warranties set forth herein.

            5.1.7.  Preparation for Closing.
                    -----------------------

                    Each party will use its best efforts to bring about the
            fulfillment of each of the conditions precedent to the obligations of the other parties hereto set forth in this Agreement.

            5.1.8.  Consents.
                    --------

                    The Company will use all reasonable efforts to obtain, in
            writing, prior to the Closing, all consents necessary to the consummation of the transactions contemplated hereby, including, without limitation, the required consent of (a) each person holding a mortgage or lien on real property or personal property owned or leased by the Company, (b) each lessor of real or personal property leased by the Company and (c) each counterparty to contracts listed in Schedule 3.5.4 hereto. The Company will deliver all such consents
               --------------
            obtained by it prior to the Closing to the Buyer at the Closing.

            5.1.9.  Additional Financial Statements.
                    -------------------------------

                    The Company shall furnish the Buyer with its regularly
            prepared monthly unaudited management financial statements for fiscal months ending after May 31, 1996, each of which shall be prepared on a basis consistent to that used in the preparation of financial statements delivered to the Buyer pursuant to Section 3.2 of this Agreement.

            5.1.10. Contracts.
                    ---------

                    No contract or commitment will be entered into, and no
            purchase of supplies will be made, by or on behalf of the Company except contracts or commitments made in the Ordinary Course of Business.

            5.1.11. Nondisclosure and Noncompete Agreements.
                    ---------------------------------------

                    The Company shall use all reasonable efforts to obtain from each of its key employees, officers, and significant stockholders identified on Schedule 5.1.11 hereto executed nondisclosure and
                          ---------------
            noncompete agreements in form and substance satisfactory to the Buyer.

            5.1.12. Employee Relations and Benefits.
                    -------------------------------

                         (a) The Buyer shall offer employment (i) on or before the Closing Date to such salaried and hourly employees employed exclusively in the Business who are actively employed on the Closing Date as the Buyer elects and (ii) at the termination of their leaves of absence to such salaried and hourly employees on disability, pregnancy, military or other approved leaves of absence on the Closing Date as the Buyer elects. Employees of the Company who are offered employment by the Buyer shall not be entitled to any severance payments or other payments due to termination of employment, and the Buyer's offer of employment shall be deemed continued employment with the Company for the purpose of severance plans and payments of the Company.

                         (b) As to any such employee who is employed by the Buyer, the Company agrees to cause the release of such employee from any contractual provision with the Company or any affiliate of the Company which would impair the utility of such employee's services to the Buyer, or which would impose upon such employee any monetary or other obligation to the Company which otherwise would be occasioned by the termination of such employee's employment or any agreement of noncompetition or confidentiality.

                         (c) The Company shall be responsible for any notice required under or liability associated with the Worker Adjustment and Retraining Notification Act (29 U.S.C.
                    (S)(S)2101-2109) and any applicable State or local plant closing, mass layoff, relocation, or severance laws associated with any current or former officer or employee of the Business which takes place or arises on or before the Closing Date, and the Buyer shall be responsible for any such notice or liability associated with the persons hired by the Buyer on or after the Closing Date which takes place or arises after the Closing Date.

                         (d) Effective as of the Closing Date, the Buyer shall adopt and become the successor employer of the HealthRider Employee's 401(k) Plan ("401(k) Plan"). The Company agrees to provide all information and documentation under its control that is reasonably necessary for the Buyer to maintain the 401(k) Plan, including information regarding employment history.

     5.2.   Certain Closing and Other Matters.
            ---------------------------------

            5.2.1.  Expenses of Transaction.
                    -----------------------

                    Subject to Section 8 hereof, whether or not the transactions contemplated hereby are consummated, IHF and the Buyer and the Company and each of its Subsidiaries will pay all financial advisory, legal, accounting and other expenses incurred by it or for its benefit in connection with the preparation and execution of this Agreement, the compliance herewith and the transactions contemplated hereby. If and to the extent not paid in full by the Company or its Subsidiaries at or prior to the Closing, any such expenses shall constitute Retained Liabilities of the Company; provided, however, that Compensation payable in the Ordinary Course of Business to employees of the Company and specifically set forth on Schedule
                                                                   --------
            3.5.1 shall be assumed and paid by the Buyer and included among
            -----
            the Assumed Liabilities.

            5.2.2.  Finder's or Broker's Fees.
                    -------------------------

                    Each party represents and warrants to, and agrees with, each other party hereto that its conduct has not given and will not give rise to any liability for any fee, Compensation or reimbursement of expenses to any agent, finder or broker, either in the nature of a finder's fee or otherwise, in connection with the subject matter of this Agreement, except for fees, Compensation and reimbursement of expenses which shall be paid in full by such representing and warranting party.

            5.2.3.  Public Announcements, etc.
                    -------------------------

                    No public announcement shall be made by any party with
            respect to the consummation of the transactions contemplated hereby or the terms thereof without the prior consent of IHF and the Company; provided, however, that this Section 5.2.3 shall not
                     --------  -------
            prohibit (a) any private disclosure by any financier of IHF or the Buyer in the ordinary course to any of its investors, (b) any disclosure required by law (in which case prior written notice of such announcement shall be given to the Company), (c) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement or the transactions contemplated hereby, or (d) any disclosure made in the Registration Statement.

            5.2.4.  Certain Closing Agreements.
                    --------------------------

                    Attached hereto as Exhibits F, G, H, and I, respectively,
                                       -----------------------
            are copies of each of the following agreements (the "Closing Agreements"). On or prior to the Closing, each of the parties hereto shall have executed and delivered such of the Closing Agreements to which they are respectively stated to be party:

                        (a) Employee Arrangements with the key employees of the Company listed on Schedule 5.2.4 hereto.
                                          --------------

                        (b) Non-Competition Agreements with the key employees, officers and significant stockholders of the Company listed on Schedule 5.1.11 hereto.
                       ---------------

                        (c)   Confidentiality Agreements.

                        (d) Shareholder Consent and Lock-Up Agreements with each of the Persons listed on Schedule 3.15 hereto.
                                                   -------------

            5.2.5.  Covenant Not to Compete.
                    -----------------------

                        (a)   Duration and Extent of Restriction.  For a
                              ----------------------------------
                    period of five years following the Closing hereunder, the Company will not, directly or indirectly, whether alone or in association with any person or entity, (i) manage, operate, be employed by, provide consulting services to, participate in, engage in, or own any interest in, any business operating anywhere in the world which is the same as, similar to, or in competition with the business activities carried on or being planned by the Company through the date hereof, (ii) induce or attempt to influence any customer or supplier of the Company to terminate or otherwise decrease the level of business to be conducted by such customer or supplier with the Buyer after the Closing Date, or (iii) induce or attempt to influence any employee of the Buyer to terminate his or her employment with the Buyer.

                        (b)   Remedies for Breach.  The Company acknowledges
                              -------------------
                    that the restrictions contained in subparagraph (a) above are reasonable and necessary to protect the Buyer's legitimate interests and that any violation thereof would result in irreparable injury to the Buyer. The Company therefore acknowledges and agrees that, in the event of any violation thereof, the Buyer shall be authorized and entitled to obtain, from any court of competent jurisdiction, preliminary and permanent injunctive relief, as well as an equitable accounting of all profits or benefits arising out of such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which the Buyer may be entitled. In the event that subparagraph a) above is adjudged to be in any respect an unreasonable restriction upon the Company, then the scope of such restrictions shall be reduced by the elimination of such portion thereof so that such restrictions may be enforced as it is adjudged to be reasonable.

                        (c)   Extension of Restriction.  In the event of any
                              ------------------------
                    breach or violation of the restriction contained in subparagraph (a) above, the period therein specified shall abate during the time of any violation thereof, and that portion remaining at the time of commencement of any violation shall not begin to run until such violation has been fully and finally cured.

            5.2.6.  Waiver of  Bulk Transfer Requirements.
                    -------------------------------------

                    The Buyer and the Company each agree to waive compliance
            with the bulk transfer provisions under Section 6-103 of the Uniform Commercial Code as in effect in any states where Purchased Assets are located at the Closing Date.

            5.2.7.  Tax Refunds
                    -----------

                         (a)   After consummation of the transactions
                    contemplated herein, the Company shall promptly file all Tax Returns for its fiscal year and other taxable periods ending on or before December 31, 1996, or if earlier, ending upon complete liquidation of the Company (the "1996 Fiscal Year") and all Tax Returns of the Subsidiaries of the Company for the tax periods of the Subsidiaries ending on or before the Closing Date, which to the maximum extent permitted by applicable law will be filed on a consolidated, unitary or combined basis with the Company (the "1996 Returns"). The Buyer shall have the exclusive right to file all Tax Returns for the Subsidiaries for all taxable periods ending after the Closing Date.

                         (b) The Company agrees to timely file without regard for extensions the 1996 Returns. The 1996 Returns and any Tax Returns of the Company or any of its Subsidiaries not yet filed for the periods ended on or before December 31, 1995 (the "1995 Returns") shall be prepared by the Company in a manner consistent with its past practice and custom. The 1996 Returns and 1995 Returns shall be subject to the approval of the Buyer and shall be submitted to the Buyer prior to their filing for the Buyer's review and comment within ninety (90) days (30 days with respect to the 1995 Returns) of their due date. The Buyer shall deliver comments to the Company within thirty (30) days (15 days with respect to the 1995 Returns) of such receipt. If the Company and the Buyer cannot agree on the 1996 Returns or the 1995 Returns, such disagreement shall be referred for resolution to such nationally recognized independent certified public accounting firm as is mutually agreed upon by the Company and the Buyer (a "Tax Referee"). If the parties cannot agree on such a Tax Referee, the Tax Referee shall be picked by two nationally recognized accounting firms, one picked by the Buyer and one picked by the Company; provided, however,
                                                             --------  -------
                    that the Tax Referee so picked may not then be the independent accountant regularly employed by the Buyer or the Company. The decision of the Tax Referee shall be final and binding on the parties. The fees of the Tax Referee shall be shared equally by the Company and the Buyer. The Buyer shall have reasonable opportunity to review all underlying work papers. Any extension of time to file the 1996 Returns or the 1995 Returns shall be approved by the Buyer. The Buyer may consult with and work with its tax advisors regarding any approvals or actions hereunder. The Buyer shall have the same approval rights over all other Tax Returns of the Company or any of its Subsidiaries filed by the Company, whether for past, present or future years, in accordance with the procedures of this Section 5.2.7(b).

                         (c) The Company will not make any election to forego and shall carryback any net operating loss or other carrybacks from its 1996 Returns, the 1995 Returns or any other Tax Returns of the Company or its Subsidiaries, whether for a past, present or future year. The Company agrees to file as soon as reasonably practicable after its 1996 Fiscal Year-end a timely Application for Tentative Refund under Section 6411 of the Internal Revenue Code of 1986, as amended, in order to carry back any net operating loss and any other loss (such as a capital loss) properly reflected on the federal income tax 1996 Return (the "1996 Losses"). The Company shall also file on a timely basis all refund claims under applicable state law arising from the 1996 Losses on any state 1996 Return. (The federal and state refund claims are hereinafter referred to as the "Refund Claims".) The Refund Claims shall be subject to the approval of the Buyer and shall be submitted to the Buyer prior to its filing for Buyer's review and comment within twenty (20) days of their due date. The Buyer shall deliver comments to the Company within ten (10) days of such receipt. If the Company and the Buyer cannot agree on the Refund Claims, such disagreement shall be resolved in accordance with the procedures set forth in Section 5.2.7(b).

                         (d) The Buyer shall have the right to control the contest and settlement of any examination, audit, contest, appeal or other proceeding relating to any of the Company's or any of its Subsidiaries' federal, state, foreign or local Taxes or Tax Returns for any and all periods, including, but not limited to, the 1996 Returns and the 1995 Returns, the Refund Claims and Tax Returns for any carryback years and future years. The Company agrees to provide the Buyer with reasonable access to all information, documents, substantiation, prior returns, and work papers necessary or helpful in resolving any such dispute. The Company agrees to appoint as Power of Attorney for these periods the Buyer's designee. Any refunds generated as a result of the Refund Claims and any other Tax refunds of the Company or its Subsidiaries shall be directed to the Power of Attorney, and shall be properly and promptly endorsed over to the Buyer by an authorized officer of the Company and delivered to the Buyer.

                         (e) The Company agrees to indemnify the Buyer and its affiliates for any Taxes described in Section 2.4(a) hereof. In addition, if the 1996 Losses or any other Losses of the Company or any of its Subsidiaries is reduced or income of the Company or any of its Subsidiaries is increased on account of any adjustments of any items of income, gain, loss, deduction, credit, basis, Tax attribute or the like of the Company or any of its Subsidiaries arising from resulting from or attributable to the sale of the Purchased Assets or other transactions contemplated herein or in connection with any liquidation or dissolution of the Company, the Company shall indemnify the Buyer and its affiliates for any Taxes and any reduction in Tax refunds attributable to such adjustments, including any interest, penalties and costs related thereto.

                         (f) The Company agrees to take, and to cause its shareholders, officers, directors and affiliates to take, any and all actions necessary in order to authorize an individual to endorse over to the Buyer any Tax refund checks made payable to the Company and any other documents necessary to implement the terms of this section.

                         (g) The Company represents that all Tax Returns filed for the carryback years are true and complete in all material respects and were duly and timely filed. The Company agrees further that all Taxes due on said returns were duly and timely paid.

                         (h) The Company represents that there are no audits opened or threatened, nor assessments proposed, for any carryback years, or any years which impact on the tax due with respect to any carryback years.

                         (i) Neither the Company nor its directors, officers, shareholders or affiliates will take any action that will negatively impact on the rights of the Buyer under this
                    Section 5, including, without limitation, reducing the 1996 Losses as contemplated by the Buyer based upon the Financial Statements and the purchase price allocation called for in
                    Section 2.6 hereof.

                         (j) All Tax sharing agreements between the Company and its Subsidiaries shall be terminated on the Closing Date and shall have no further effect for any Tax year.

                         (k) The Company shall be liable for all Taxes accrued by the Company after the Closing Date. For purposes of this
                    Section 5.2.7(k), Section 2.3, 2.4(a) and Section 2.4(e), there shall be a closing of the books of the Company on the Closing Date for tax accounting purposes. Furthermore, to the extent that the Company's 1996 Losses, as computed through the Closing Date on said closing of the books methods of tax accounting, is reduced on account of income or the like made after the Closing Date, the Company shall pay Buyer an amount equal to the reduced Tax Refund the Company would receive on account of such reduced 1996 Losses, as so computed. Nothing in this Section 5.2.7(k) shall limit the Company's liability under Section 2.4(a) or other provisions of this Section 5. Nor shall anything in this Section 5.2.7(k) be construed to affect the Buyer's right to tax refunds generated by NOLs or other losses generated by the Company after the Closing Date.

                         (l) The Company will immediately pay to the Buyer any Tax refund (or reduction in Tax liability) resulting from a carryback of a post-acquisition Tax attribute of its Subsidiaries into the Company consolidated, combined or unitary Tax Returns, when such refund or reduction is realized by the Company. The Company will cooperate with the Buyer in obtaining such refunds (or reduction in Tax liability), including through the filing of amended Tax Returns or refund claims. The Company will not elect to retain any net operating loss carryovers or capital loss carryovers of the Company or its Subsidiaries under Reg.
                    (S)1.1502-20(g) of the Code.

6.   CONDITIONS TO THE OBLIGATION TO CLOSE OF IHF AND THE BUYER

     The obligations of IHF and the Buyer at the Closing are subject to the satisfaction, at or prior to the Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by IHF and the Buyer in their sole discretion:

     6.1.   Representations, Warranties and Covenants.
            -----------------------------------------

            6.1.1.  Continued Accuracy of Representations and Warranties.
                    ----------------------------------------------------

                    All representations and warranties of the Company contained in this Agreement (as each such representation or warranty would read if all qualifications as to materiality (including without limitation in the definition of Material Adverse Effect) were deleted therefrom) shall be true and correct in all material respects as of the Closing with the same force and effect as if made at and as of the Closing; provided, however, that to the extent that any such representations and warranties refer to schedules or expressly relate to an earlier date, such representations and warranties shall at the Closing be true and correct in all material respects only as of such earlier date.

            6.1.2.  Performance of Agreements.
                    -------------------------

                    The Company and its Subsidiaries shall have performed and
            satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by it at or prior to the Closing.

            6.1.3.  Closing Certificate.
                    -------------------

                    At the Closing, the Company shall furnish to IHF and the
            Buyer an unqualified certificate, signed by the Company, dated the Closing Date, to the effect that the conditions specified in Sections 6.1.1 and 6.1.2 hereof have been satisfied.

     6.2.   Consents, etc.
            -------------

            (a) The Company shall have secured written consents or waivers under all Contractual Obligations of the Company and its Subsidiaries listed on Schedule 6.2 in a manner reasonably satisfactory in form and
               ------------
     substance to IHF and the Buyer, without affecting any rights of the Company or any Subsidiary under any such Contractual Obligations.

            (b)     General Electric Credit Corporation shall have granted its
     consent and   approval with respect to the transactions contemplated hereby in a manner in form and substance satisfactory to IHF and the Buyer.

            (c) All conditions precedent to the Buyer's closing obligations under that certain Asset Purchase Agreement of even date and entered into between Parkway Manufacturing, Inc., Kerry Wilkinson, Larry Duval, ICON Health & Fitness, Inc. and the Buyer shall have been satisfied or waived by the Buyer and the Buyer shall use its reasonable efforts to satisfy such conditions to the extent under the Buyer's control.

            (d) IHF and the Buyer shall have secured, on or before 2:00 P.M. Salt Lake City time on Monday, July 15, 1996, a written consent, waiver or acknowledgement from La Forza Limited, a U.K. corporation, ("LaForza") in a manner reasonably satisfactory in form and substance to IHF and the Buyer, to the effect that products that are developed, manufactured, sold or distributed by IHF or its subsidiaries or its affiliates, other than the Buyer, do not constitute "Joint Venture Products" for purposes of the September 7, 1995 Joint Venture Agreement entered into between the Company, its subsidiary HealthRider International, Inc., LaForza and HealthRider International Limited.

     6.3.   Certain Deliveries.
            ------------------

            The Company shall have caused to be prepared and delivered (i) such resignation letters as IHF or the Buyer may request not later than five Business Days prior to the Closing Date from directors and officers of the Company's subsidiaries; and (ii) such other instruments and documents as IHF or the Buyer may reasonably request from the Company necessary to consummate the transactions contemplated hereby not later than two Business Days prior to the Closing Date.

     6.4.   Closing Agreements.
            ------------------

            The parties to each of the following agreements other than IHF and the Buyer shall have executed and delivered the following agreements:

            (a) Employee Arrangements with the key employees of the Company listed on Schedule 5.2.4 hereto.
                      --------------

            (b) Non-Competition Agreements with the key employees, officers and significant stockholders listed on Schedule 5.1.11
                                                           ---------------
                    hereto.

            (c)     Confidentiality Agreements from the Persons listed on
            Schedule 5.1.11 hereto.
            ---------------

            (d) Shareholder Consent and Lock-Up Agreements from the Persons listed in Schedule 3.15.
                      -------------

     6.5.   Legality; Governmental Authorization; General Litigation.
            --------------------------------------------------------

            The consummation of the Acquisition and the consummation of the other transactions contemplated hereby, shall not be prohibited by any Legal Requirement, and shall not subject any Subsidiary, or IHF or the Buyer to any penalty or Tax or other liability other than liabilities created by IHF or the Buyer, if any. The Company shall have caused to have been obtained or made and be in full force and effect all approvals, consents, waivers, authorizations and other orders of, and declarations, filings, registrations, qualifications and recordings with, any Governmental Authority necessary to be obtained or made by the Company or any Subsidiary in order to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by IHF or the Buyer, and, without limiting the generality of the foregoing, all requirements and conditions under all applicable state and federal laws rules and regulations regarding bulk transfers shall have been satisfied and all necessary filings, if any, pursuant to the HSR Act, shall have been made and all applicable waiting periods thereunder shall have expired or been terminated. No action or proceeding shall have been instituted at or prior to the Closing before any court, arbitrator or other governmental body by any Person other than IHF or the Buyer or any of their Affiliates, or instituted or threatened by any Governmental Authority, relating to this Agreement or any of the transactions contemplated hereby or against the Company, any Subsidiary, IHF or the Buyer, the result of which could prevent or make illegal the consummation of any such transaction or could otherwise have a material adverse effect on IHF or the Buyer or have a Material Adverse Effect.

     6.6.   No Pending Action.
            -----------------

            No legislation, order, rule, ruling or regulation shall have been proposed, enacted or made by or on behalf of any governmental body, department or agency, and no legislation shall have been introduced in either House of Congress or in the legislature of any state, and no investigation by any governmental authority shall have been commenced or threatened, which, could adversely affect, restrain, prevent or rescind the transactions contemplated by this Agreement (including, without limitation, the purchase and sale of the Purchased Assets) or result in a Material Adverse Effect.

     6.7.   Proceedings Satisfactory.
            ------------------------

            Any Closing Agreement, any Schedule or Exhibit to this Agreement and any other document, agreement or certificate contemplated by this Agreement, not approved by IHF and the Buyer in writing as to form and substance on the date this Agreement is executed, shall be reasonably satisfactory in form and substance to IHF and the Buyer.

     6.8.   Corporate Documents.
            -------------------

            The Company shall have delivered to IHF and the Buyer:

            (i) an Officer's Certificate of the Secretary of the Company certifying (x) the incumbency and genuineness of signatures of all officers of the Company executing this Agreement, any document delivered by the Company at the Closing and any other document, instrument or agreement executed in connection herewith, (y) the truth and correctness of resolutions of the Company authorizing the entry by the Company into this Agreement and the transactions contemplated hereby and (z) the truth, correctness and completeness of the bylaws of the Company;

            (ii) the Charter of the Company and each of its Subsidiaries certified as of a recent date by the Secretary of State of the appropriate jurisdiction of incorporation; and

            (iii) certificates of corporate and tax good standing and legal existence of each of the Stockholder and the Company and each of its Subsidiaries as of a recent date from the Secretary of State of the appropriate jurisdiction and any jurisdictions in which they are qualified to do business.

     6.9.   Transfer of Necessary Permits.
            -----------------------------

            All of the assignable permits necessary to the operation of the Business shall have been transferred to or obtained by the Buyer on or before the Closing Date.

     6.10.  Transfer of Purchased Assets.
            ----------------------------

            All of the Purchased Assets shall have been effectively sold, transferred, conveyed and assigned to the Buyer and all of the deeds, conveyances, bills of sale, certificates of title, assignments, assurances and other instruments and documents referenced in Section 2 shall have been executed, delivered and, if appropriate, filed or recorded.

     6.11.  Assignments of Intangibles.
            --------------------------

            The Company shall have assigned to the Buyer all of its right, title, and interest in and to the Intangibles listed on Schedule 3.4.3,
                                                             --------------
     pursuant to an Assignment in substantially the form of Exhibit B hereto.
                                                            ---------

     6.12.  Opinion of Counsel.
            ------------------

            The Company shall have furnished IHF and the Buyer with favorable opinions of LeBoeuf, Lamb, Greene & MacRae, L.L.P. and C. Reed Brown, general counsel to the Company, dated the Closing Date in substantially the form of Exhibits J and K hereto.
             -----------------

     6.13.  Material Adverse Effect.
            ------------------------

            From the date of this Agreement to the Closing Date, the Company shall not have suffered any Material Adverse Effect.

     6.14   Minimum Working Capital.
            -----------------------

            The Company will have a minimum Working Capital in an amount to be presented in writing to, and agreed and accepted by, IHF and to Buyer not later than 2:00 PM Salt Lake City time on Thursday, July 11, 1996, which minimum Working Capital amount shall then be certified by the Company to IHF and the Buyer and verified by the independent certified public accountant of the Buyer three (3) days prior to the Closing Date. For purposes of this Agreement, "Working Capital" as of any date means the amount of which the Company's total current assets exceed the Company's total current liabilities as of such date, calculated in accordance with generally accepted accounting principles on a basis consistent with the most recent Audited Financials.

     6.15   Projections.
            -----------

            The Company shall have delivered written Projections in form and substance reasonably acceptable to IHF and the Buyer not later than 2:00 P.M. Salt Lake City time on Thursday, July 11, 1996.

7.   CONDITIONS TO THE OBLIGATION TO CLOSE OF THE COMPANY

     The obligations of the Company at the Closing are subject to the satisfaction, at or prior to the Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by the Company in its sole discretion:

     7.1.   Representations, Warranties and Covenants.
            -----------------------------------------

            7.1.1.  Continued Accuracy of Representations and Warranties.
                    ----------------------------------------------------

                    All representations and warranties of IHF and the Buyer
            contained in this Agreement (as each such representation or warranty would read if all qualifications as to materiality (including without limitation in the definition of Material Adverse Effect) were deleted therefrom) shall be true and correct in all material respects as of the Closing with the same force and effect as if made at and as of the Closing;

            provided, however, that to the extent that any such representations and warranties expressly relate to an earlier date, such representations and warranties shall at the Closing be true and correct in all material respects as of the Closing only as of such earlier date.

            7.1.2.  Performance of Agreements.
                    -------------------------

                    Each of IHF and the Buyer shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by each of them at or prior to the Closing, including without limitation, delivery of the Purchase Price and the Buyer's assumption of the Assumed Liabilities as provided herein.

            7.1.3.  Officer's Certificate.
                    ---------------------

                    At the Closing, IHF and the Buyer shall furnish to the
            Company an unqualified certificate signed by the President or any Vice President of each of them, dated the Closing Date, to the effect that the conditions specified in Sections 7.1.1 and 7.1.2 hereof have been satisfied.

     7.2.   Consents, etc.
            -------------

            IHF and the Buyer shall have secured written consents or waivers under all Contractual Obligations of IHF and the Buyer, in a manner reasonably satisfactory in form and substance to the Company, necessary to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by the Company.

     7.3.   Closing Agreements.
            ------------------

            The Buyer shall have entered into the Employment Arrangements with the key employees of the Company listed on Schedule 5.2.4 hereto.
                                                --------------

     7.4.   Government Authorization; Litigation.
            ------------------------------------

            IHF and the Buyer shall have caused to be obtained or made and be in full force and effect all approvals, consents, waivers, authorizations and other orders of, and declarations, filings, registrations, qualifications and recordings with, any Governmental Authority necessary to be obtained or made by IHF or the Buyer in order to permit the consummation of the transactions contemplated hereby or otherwise reasonably required by the Company, and, without limiting the generality of the foregoing, all necessary filings, if any, pursuant to the HSR Act, shall have been made and all applicable waiting periods thereunder shall have expired or been terminated and all requirements and conditions under all applicable state and federal laws, rules and regulations regarding bulk transfers shall have been satisfied. No action or proceeding shall have been instituted at or prior to the Closing before any court, arbitrator or other governmental body by any Person or any Affiliate thereof, the Company or any Subsidiary, or instituted or threatened by any Governmental Authority, relating to this Agreement or any of the transactions contemplated hereby or against the Buyer or the Acquisition Company, the result of which could prevent or make illegal the consummation any such transaction or could otherwise have a material adverse effect on the Company.

     7.5.   Opinion of Counsel.
            ------------------

            The Buyer shall have furnished the Company with favorable opinions of Hutchins, Wheeler & Dittmar, a professional corporation and Brad H. Bearnson, general counsel to IHF and the Buyer, dated the Closing Date in substantially the form of Exhibits L and M hereto, respectively.
                               ----------------

     7.6.   Assumption of Liabilities.
            -------------------------

            The Buyer shall have assumed all of the contractual and Debt obligations of the Company included within the Assumed Liabilities and shall have delivered to the Company an instrument substantially in the form attached hereto as Exhibit C, dated the Closing Date and signed by the
                        ---------
     President or a Vice President of the Buyer.

     7.7.   Proceedings Satisfactory.
            ------------------------

            Any Closing Agreement, any Schedule or Exhibit to this Agreement and any other document, agreement or certificate contemplated by this Agreement, not approved by the Company in writing as to form and substance on the date this Agreement is executed, shall be reasonably satisfactory in form and substance to the Company.

8.   INDEMNIFICATION

     8.1.   Indemnification.
            ----------------

            8.1.1.  Indemnification of IHF and the Buyer.
                    ------------------------------------

                    The Company (in its capacity as an indemnifying party, the
            "Indemnifying Party") covenants and agrees, subject to the provisions of this Section 8, to indemnify, defend, protect, and hold harmless each of IHF and the Buyer and each of their respective subsidiaries and each of the respective shareholders, directors, officers, and affiliates of IHF, the Buyer and such subsidiaries and affiliates (each in its capacity as an indemnified party, an "Indemnitee") at all times from and after the date of this Agreement from and against all claims, damages, losses (including without limitation any diminution in value), actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) (collectively

            "Damages") incurred by any such Indemnified Party and arising from or relating to: (a) any breach or nonfulfillment by the Company of, or any noncompliance by the Company with, any covenant, agreement, or obligation contained herein or in any officer's or other certificate or related agreement delivered in connection with this Agreement or the transactions contemplated hereby or thereby and (b) the Retained Liabilities.

            8.1.2.  Indemnification by the Buyer.
                    ----------------------------

                    The Buyer, (in its capacity as an indemnifying party, the
            "Indemnifying Party"), hereby covenants and agrees, subject to the provisions of this Section 8, to indemnify, defend, protect, and hold harmless the Company and each of its respective shareholders, directors, officers and affiliates (each in its capacity as an indemnified party, an "Indemnitee") at all times from and after the date of this Agreement from and against all claims, damages, losses (including without limitation any diminution in value), actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorney's fees and expenses of investigation) (collectively "Damages") incurred by the Company and arising from or relating to:
            (a) any breach or nonfulfillment by IHF or the Buyer, or any noncompliance by IHF or the Buyer with, any covenant, agreement, or obligation contained herein or in any officer's or other certificate or related agreement delivered in connection with this Agreement or the transactions contemplated hereby or thereby; and (b) the Assumed Liabilities.

            8.1.3.  Third Person Claims.
                    -------------------

                    Promptly after IHF or the Buyer has received notice of or
            has knowledge of any claim by a person not a party to this Agreement ("Third Person") of the commencement of any action or proceeding by a Third Person for which IHF or the Buyer would be entitled to indemnification under Section 8.1.1, IHF or the Buyer shall, as a condition precedent to a claim with respect thereto being made against the Company, give the Company written notice of such claim or the commencement of such action or proceeding specifying in reasonable detail in light of the facts then known the nature of such claim or action; provided, however, that failure to give such
                                  --------  -------
            notification shall not affect the indemnification provided hereunder except to the extent the Company shall have been actually prejudiced as a result of such failure. If the Company notifies IHF and the Buyer within 30 days from the receipt of the foregoing notice that it wishes to defend against the claim by the Third Person and if the estimated amount of the claim, together with all other claims made against the Company that have not been settled, is less than the Purchase Price, then the Company shall have the right to assume and control the defense of the claim by appropriate proceedings with counsel reasonably acceptable to IHF and the Buyer, and the Company shall be entitled to reimbursement by IHF or the Buyer for such defense. IHF and the Buyer may participate in the defense, at sole expense, provided that counsel for the Company shall act as lead counsel in all matters pertaining to the defense or settlement of such claims, suit or proceedings; provided, however, that IHF and/or the Buyer shall
                            --------  -------
            control the defense of (a) any Tax audit or proceeding that could reasonably be expected to have a material effect on IHF or the Buyer or any of their subsidiaries and (b) any claim or proceeding that in the reasonable judgment of IHF or the Buyer could have a material and adverse effect on their business apart from the financial impact. IHF and the Buyer shall be entitled to indemnification for the reasonable fees and expenses of their counsel for any period during which the Company has not assumed the defense of any claim. Whether or not the Company shall have assumed the defense of any claim, neither IHF, the Buyer, nor the Company shall make any settlement with respect to any such claim, suit or proceeding without the prior consent of the other, which consent shall not be unreasonably withheld or delayed. It is understood and agreed that in situations where failure to settle a claim expeditiously could have an adverse effect on the party wishing to settle, the failure of the party controlling the defense to act upon a request for consent to such settlement within five Business Days of receipt of notice thereof shall be deemed to constitute consent to such settlement for purposes of this Section 8.1.3.

            8.1.4.  Limitation on Damages.
                    ---------------------

                         (a) Except with respect to claims by IHF or the Buyer for Damages in respect of: (i) any of the covenants set forth in Sections 5.2.1 or 5.2.2; (ii) the Retained Liabilities; or (iii) claims based upon (x) criminal misconduct or (y) a final determination or judgment by a court or regulatory authority of competent jurisdiction that the Company (or any of its subsidiaries or its or their respective shareholders, directors, officers, or affiliates) has engaged in fraud or intentional or willful misconduct (it being acknowledged that the Buyer shall defend and control the defense of any such claim pending any such final determination or judgment), the Company as an Indemnifying Party shall have no liability to indemnify IHF and the Buyer and their respective subsidiaries and affiliates as an Indemnitee for a cumulative amount greater than the Purchase Price; provided that the foregoing maximum dollar limitation shall not apply with respect to claims referenced in clause
                    (iii) of this sentence.

                         (b) The amount of any liability for Damages as to which indemnification exists under this Agreement shall be measured taking into account (i) any income tax savings (and income tax cost attributable to the indemnity payment) actually realized (or incurred) that affect the overall economic impact of the Damages to the Indemnitee, and (ii) any insurance proceeds actually realized and adverse insurance consequences incurred (such as premium adjustments and other detriments) that affect the overall economic impact of the Damages to the Indemnitee.

                         (c) In the event of any claim by any third party based on facts which, if true as alleged, would give rise to any liability for Damages as to which indemnification exists under this Agreement, the amount of the Damages shall be deemed to include without limitation the costs of the defense thereof, whether or not successful, subject to the rights of the Indemnifying Party to assume such defense pursuant to Section 8.1.3 hereof.

            8.1.5.  Exclusive Remedy.
                    ----------------

                    From and after the Closing, the indemnification provisions of this Section 8 shall be the sole and exclusive remedy for any breach or nonfulfillment of, or noncompliance with, any covenant, agreement, obligation or other provision contained in this Agreement or any related agreement or certificate delivered at the Closing. Notwithstanding the foregoing, it is acknowledged and agreed that all equitable remedies, including without limitation the remedy of specific performance, shall at all times be available.

     8.2.   Certain Matters of Construction.
            -------------------------------

            References in this Section 8 to claims with respect to or based upon a representation or warranty set forth in a particular Section or Schedule shall be deemed to include without limitation claims relating to such representations or warranties based upon the certificates to be furnished pursuant to Sections 6.1.3 and 7.1.3 hereof.

     8.3.   No Circular Recovery.
            --------------------

            The Company hereby agrees that it will not make any claim for indemnification against the Buyer, or any Subsidiary by reason of the fact that the Company or any of its officers, directors, agents or other representatives was a controlling person, director, officer, employee, agent or other representative of IHF, the Buyer, the Company or any Subsidiary or was serving as such for another Person at the request of IHF, the Buyer, the Company, or any Subsidiary (whether such claim is for Damages of any kind or otherwise and whether such claim is pursuant to any statute, Charter, By-law, Contractual Obligation or otherwise) with respect to any claim brought by IHF or the Buyer against the Company relating to this Agreement or any of the transactions contemplated hereby.

9.   DEFINITIONS

     For purposes of this Agreement:

     9.1.   Certain Matters of Construction.
            -------------------------------

            In addition to the definitions referred to as set forth below in this Section 9:

            9.1.1. The words "hereof," "herein," "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

            9.1.2. The words "party" and "parties" shall refer to the Company, IHF and the Buyer, collectively.

            9.1.3. Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

            9.1.4. Accounting terms used herein and not otherwise defined herein are used herein as defined by generally accepted accounting principles in effect as of the date hereof.

            9.1.5. All references in this Agreement to any Section shall, unless the context otherwise requires, be deemed to be a reference to a Section of this Agreement.

            9.1.6. All references in this Agreement to any Exhibit or Schedule shall, unless the context otherwise requires, be deemed to be a reference to an Exhibit or Schedule, as the case may be, to this Agreement, all of which are made a part of this Agreement.

            9.1.7. Unless otherwise specified, all references to "dollars" or "$" shall be deemed to be a reference to currency of the United States of America.

     9.2.   Cross Reference Table.
            ---------------------

            The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

                    Term                                    Definition
                    ----                                    ----------
                    "Acquisition"                           Recitals
                    "Affiliate Relationships"               Section 3.5.3
                    "Agreement"                             Preamble
                    "Assumed Liabilities"                   Section 2.1
                    "Audited Financials"                    Section 3.2.1(b)
                    "Balance Sheets"                        Section 3.2.1(e)
                    "Balance Sheets Date"                   Section 3.2.1(e)
                    "BOMLC"                                 Section 3.4.2(b)
                    "BOMLC Leases"                          Section 3.4.2(b)
                    "Buildings"                             Section 3.4.2(b)
                    "Buyer"                                 Preamble
                    "Closing"                               Section 2.7

                    "Closing Agreements"                    Section 5.2.4
                    "Closing Date"                          Section 2.7
                    "Company"                               Preamble
                    "Company Plans"                         Section 3.7.3(a)
                    "Contracts"                             Section 3.5.1
                    "Damages"                               Section 8.1.1 and Section
                                                            8.1.2
                    "Employee Plan"                         Section 3.7.3(a)
                    "Equipment"                             Section 3.4.2(a)
                    "Equity Plan"                           Section 3.7.3(a)
                    "Existing Plan"                         Section 3.7.3(a)
                    "Existing Products Claims"              Section 3.11.2
                    "FIFO"                                  Section 3.2.3(a)(i)
                    "Final Termination Date"                Section 11.1.4
                    "Financial Statements"                  Section 3.2.1(b)
                    "First Quarter Financials"              Section 3.2.1(c)
                    "401(k) Plan"                           Section 5.1.12
                    "HSR Act"                               Section 5.1.4(a)

                    Term                                    Definition
                    ----                                    ----------
                    "IHF"                                   Preamble
                    "Indemnifying Party"                    Sections 8.1.1 and 8.1.2
                    "Indemnitee"                            Sections 8.1.1 and 8.1.2
                    "Insurance Policies"                    Section 3.6
                    "Intangibles"                           Section 3.4.3
                    "IRS"                                   Section 3.7.2(d)
                    "Leases"                                Section 3.4.2(a)
                    "Liability Policies"                    Section 3.6
                    "Licenses"                              Section 3.4.3
                    "Listed Contracts"                      Section 3.5.1
                    "Listed Leases"                         Section 3.4.2(a)
                    "Loss Runs"                             Section 3.6
                    "Monthly Financials"                    Section 3.2.1(d)
                    "Options"                               Section 3.4.2(b)
                    "Pension Plan"                          Section 3.7.3(a)
                    "Plan"                                  Section 3.7.3(a)
                    "Projections"                           Section 3.2.1(a)
                    "Property"                              Section 3.4.2(b)
                    "Purchased Assets"                      Section 2.1
                    "Purchase Price"                        Section 2.5
                    "Real Property"                         Section 3.4.2(a)
                    "Retained Assets"                       Section 2.2

                    "Retained Liabilities"                  Section 2.4
                    "Shareholder Claims"                    Section 2.4(g)
                    "Third Person"                          Section 8.1.3
                    "Welfare Plan"                          Section 3.7.3(a)


     9.3.   Certain Definitions.
            -------------------

            The following terms shall have the following meanings:

            9.3.1.  Action.
            ------

                    The term "Action" shall mean any claim, action, cause of
            action or suit (in contract or tort or otherwise), arbitration or proceeding by or before any Governmental Authority.

            9.3.2.  Affiliate.
                    ---------

                    The term "Affiliate" shall mean, as to any specified Person at any time, (a) each Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person at such time, (b) each Person who is or has been within two years prior to the time in question an officer, director or direct or indirect beneficial holder of at least 5% of any class of the outstanding capital stock of such specified Person and the Members of the Immediate Family of each such officer, director or holder (and, if such specified Person is a natural person, of such specified Person), and (c) each Person of which such specified Person or an Affiliate (as defined in clauses (a) or (b) above) thereof shall, directly or indirectly, beneficially own at least 5% of any class of outstanding capital stock or other evidence of beneficial interest at such time.

            9.3.3.  Business.
                    --------

                    The term "Business" shall mean the business of the Company and its Subsidiaries as such business is reflected in the Financial Statements and the Projections.

            9.3.4.  Business Day.
                    ------------

                    The term "Business Day" shall mean any day on which banking institutions in Salt Lake City, Utah are customarily open for the purpose of transacting business.

            9.3.5.  By-laws.
                    -------

                    The term "By-laws" shall mean all written rules, regulations and by-laws, and all other documents (other than the Charter), relating to the management, governance or internal regulation of a Person (other than an individual) or interpretation of the Charter of such Person, each as from time to time in effect.

            9.3.6.  Charter.
                    -------

                    The term "Charter" shall mean the certificate or articles of incorporation or organization, statute, constitution, joint venture or partnership agreement or articles or other charter documents of any Person (other than an individual), each as from time to time in effect.

            9.3.7.  Code.
                    ----

                    The term "Code" shall mean the federal Internal Revenue Code of 1986 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

            9.3.8.  Compensation.
                    ------------

                    The term "Compensation," as applied to any Person, shall
            mean all salaries, compensation, remuneration or bonuses of any character, and medical, surgical, dental, hospital, disability, unemployment, severance, retirement, pension, vacation, insurance or fringe benefits of any kind, or other payments of any kind whatsoever made directly or indirectly by the Company or any Subsidiary to such Person or Members of the Immediate Family of such Person.

            9.3.9.  Contractual Obligation.
                    ----------------------

                    The term "Contractual Obligation" shall mean, with respect to any Person, any contract, agreement, deed, mortgage, lease, license, commitment, undertaking, arrangement or understanding, written or oral, or other document or instrument including without limitation any document or instrument evidencing or otherwise relating to any indebtedness but excluding the Charter and By-laws of such Person, to which or by which such Person is a party or otherwise subject or bound or to which or by which any property or right of such Person is subject or bound.

            9.3.10.  Debt.
                     ----

                    "Debt" of any Person shall mean all obligations of such
            Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred and paid in the Ordinary Course of Business, but only to the extent that such payables or accruals are not interest-bearing and all applicable discounts for prompt payment are taken), (iv) under capital leases, (v) with respect to check overdrafts or otherwise reflected as negative cash in financial statements of such Person and (vi) in the nature of Guarantees of the obligations described in clauses (i) through (v) above of any other Person.

            9.3.11. Distribution.
                    ------------

                    The term "Distribution" shall mean, with respect to the
            capital stock of or other evidence of beneficial interest in any Person, (a) the declaration or payment of any dividend on or in respect of any shares of any class of such capital stock or beneficial interest; (b) the purchase, redemption or other retirement of any shares of any class of such capital stock or beneficial interest, directly, or indirectly through a Subsidiary or otherwise; (c) any other distribution on or in respect of any shares of any class of such capital stock or beneficial interest, or on or in respect of any stock appreciation or similar right, and (d) any payment or other transfer of all or any part of any interest in any asset to any Affiliate, other than the Company or any Subsidiary.

            9.3.12. Enforceable.
                    -----------

                    The term "Enforceable" shall mean, with respect to any
            Contractual Obligation stated to be Enforceable by or against any Person, that such Contractual Obligation is a legal, valid and binding obligation enforceable by or against such Person in accordance with its terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            9.3.13. Equity Security
                    ---------------

                    The term "Equity Security" shall have the meaning given to such term in Section 3(a)(ii) of the Exchange Act.

            9.3.14. ERISA.
                    -----

                    The term "ERISA" shall mean the federal Employee Retirement
            Income Security Act of 1974 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

            9.3.15. Generally Accepted Accounting Principles.
                    ----------------------------------------

                    The term "generally accepted accounting principles" shall
            mean generally accepted accounting principles, as defined by the Financial Accounting Standards Board as of the date hereof.

            9.3.16. Guarantee.
                    ---------

                    The term "Guarantee" shall mean (a) any guarantee of the
            payment or performance of, or any contingent obligation in respect of, any indebtedness or other obligation of any other Person, (b) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another Person (i) to pay the indebtedness of such obligor, (ii) to purchase any obligation owed by such obligor, (iii) to purchase or lease assets (other than inventory in the ordinary course of business) under circumstances that would enable such obligor to discharge one or more of its obligations, or (iv) to maintain the capital, working capital, solvency or general financial condition of such obligor, and (c) any liability as a general partner of a partnership or as a venturer in a joint venture in respect of indebtedness or other obligations of such partnership or venture.

            9.3.17. Governmental Authority.
                    ----------------------

                    The term "Governmental Authority" shall mean any U.S.
            Federal, state or local or any foreign government, governmental authority, regulatory or administrative agency, governmental commission, court or tribunal (or any department, bureau or division thereof) or any arbitral body.

            9.3.18. Governmental Order.
                    ------------------

                    The term "Governmental Order" shall mean any order, writ,
            judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

            9.3.19. Legal Requirement.
                    -----------------

                    The term "Legal Requirement" shall mean any federal, state, local or foreign law, statute, standard, ordinance, code, order, rule, regulation, resolution or promulgation, or any order, judgment or decree of any Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force and effect of law.

            9.3.20. Lien.
                    ----

                    The term "Lien" shall mean any mortgage, pledge, lien,
            security interest, charge, claim, equity, encumbrance, restriction on transfer, conditional sale or other title retention device or arrangement (including without limitation a capital lease), transfer for the purpose of subjection to the payment of any indebtedness, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom; provided, however, that the term
                                         --------  -------
            "Lien" shall not include (a) statutory liens for Taxes to the extent that the payment thereof is not in arrears or otherwise due, (b) encumbrances in the nature of zoning restrictions, easements, rights or restrictions of record on the use of real property if the same do not detract from the value of such property or impair its use in the Business as currently conducted, (c) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented to the extent that no payment or performance under any such lease or rental agreement is in arrears or is otherwise due, (d) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pension programs mandated under applicable Legal Requirements or other social security and (e) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, statutory or common law liens to secure claims for labor, materials or supplies and other like liens, which secure obligations to the extent that payment thereof is not in arrears or otherwise due.

            9.3.21. Material Adverse Effect.
                    -----------------------

                    The term "Material Adverse Effect" shall mean any change in or effect on the business, operations, assets, prospects or condition, financial or otherwise, of the Company or any Subsidiary which is materially adverse to the Company and its Subsidiaries considered as one enterprise, provided that any such change or effect shall not be deemed a Material Adverse Effect to the extent it is substantially in accordance with the Projections.


            9.3.22. Members of the Immediate Family.
                    -------------------------------

                    The term "Members of the Immediate Family," with respect to any individual, shall mean each spouse, parent, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created in whole or in part for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons.

            9.3.23. Ordinary Course of Business.
                    ---------------------------

                    The term "Ordinary Course of Business" shall mean the
            ordinary course of business consistent with either the Projections or past custom and practice (including, without limitation, with respect to quantity, pricing, discounts and customer concessions, payment terms, collection practices and frequency).

            9.3.24. Person.
                    ------

                    The term "Person" shall mean any individual, partnership,
            corporation, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

            9.3.25. Registration Statement.
                    ----------------------

                    The term "Registration Statement" shall mean a registration statement on Form S-1 pursuant to which IHF registers shares of its common stock under the Securities Act of 1933, as amended.

            9.3.26. Subsidiary.
                    ----------

                    The term "Subsidiary" shall mean any Person of which the
            Company (or other specified Person) shall own directly or indirectly through a Subsidiary, a nominee arrangement or otherwise at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or at least a majority of the partnership, joint venture or similar interests, or in which the Company (or other specified Person) is a general partner or joint venturer without limited liability. For the purposes of this Agreement, the joint venture pursuant to the Joint Venture Agreement dated September 7, 1985 among Health Rider International, Inc., the Company, La Forza Limited and Health Rider International, Limited and the joint venture involving BOMLC shall be considered Subsidiaries of the Company

            9.3.27. Taxes.
                    -----

                    The term "Taxes" shall mean any (and in the plural "Taxes"
            shall mean all) federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, profit, windfall profit, environmental (including Code Section 59A), customs, duties, real property, personal property, capital stock, intangibles, social security, employment, unemployment, disability, payroll, license, employee, and other tax, withholding taxes, back-up withholding Taxes, assessments, imposts, levies, and other charges of every kind and nature arising under or imposed by any Legal Requirement, including, without limitation, all interest, penalties and additions with respect to any of the foregoing.


            9.3.28. Tax Return.
                    ----------

                    The term "Tax Return" shall mean all federal, state, local and foreign Tax returns, Tax reports, claims for refund of Tax and declarations of estimated Tax, or other statement relating to Taxes and any schedule or attachments to any of the foregoing or amendments thereto, including (where permitted or required) consolidated, combined or unitary returns for any group of entities.

10.  GOVERNING LAW

     10.1.  Governing Law.
            -------------

            Except to the extent that the Delaware General Corporation Law is mandatorily applicable to the Acquisition and the rights of the respective stockholders of the Company, IHF and the Buyer, this Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Utah, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

     10.2.   Reliance.
             --------

             Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of this Section 10 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

     10.3.  Disputes, etc.
            -------------

            To the extent not prohibited by applicable law which cannot be waived, each Party hereto hereby waives and covenants that it will not assert any right to trial by jury in any forum in respect of any issue, claim, demand, action, or cause of action arising out of or based upon this Agreement, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each Party hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of Utah and of any Federal court located in said state in connection with any actions or proceedings. In any such action or proceeding, each Party hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that the service thereof may be made by certified or registered first-class mail directed to the applicable Party, as the case may be, at their respective addresses in accordance with Section 13 hereof.



11.  TERMINATION

     11.1.  Termination of Agreement.
            ------------------------

     This Agreement may be terminated by the parties only as provided below:

            11.1.1. IHF, the Buyer, and the Company may terminate this Agreement by mutual written consent at any time prior to the Closing.

            11.1.2. IHF and the Buyer may terminate this Agreement by giving written notice to the Company at any time prior to the Closing in the event there has been a material inaccuracy in or a material breach of any representation or warranty as of the date made by the Company in this Agreement (including without limitation the Schedules hereto) (as each such representation or warranty would read if all qualifications as to materiality (including without limitation in the definition of Material Adverse Effect or knowledge were deleted therefrom) or a material breach or material violation by the Company of any covenant or agreement made in or any duty with respect to this Agreement (including without limitation the Schedules hereto). Notwithstanding the foregoing, if notice is given under Section 5.1.6, IHF and the Buyer shall have the right to terminate this Agreement pursuant to this Section 11.1.2 only if notice of such termination is given to the Company within ten (10) business days after receipt by IHF and the Buyer of a notice delivered under Section 5.1.6. If a notice of such termination is given within such period, IHF and the Buyer may exercise their rights under Section 11.2 hereof. If a notice of such termination is not given within such period following receipt of a notice delivered under Section 5.1.6 as aforesaid, IHF and the Buyer shall be deemed to have waived their right to terminate this Agreement based on the matters expressly specified in the notice delivered under Section
            5.1.6 as aforesaid. Furthermore, if following receipt of a notice under Section 5.1.6, IHF and the Buyer do not elect to terminate this Agreement and instead elect to proceed to the Closing, IHF and the Buyer shall be deemed to have waived their rights under Section 8 hereof with respect to the matters expressly specified in the notice delivered under Section 5.1.6 as aforesaid, except to the extent that such matters constitute either Retained Liabilities or matters referenced in Section 8.1.4.(a)(iii).

            11.1.3. The Company may terminate this Agreement by giving written notice to IHF and the Buyer at any time prior to the Closing in the event there has been a material inaccuracy in or a material breach of any representation or warranty as of the date made by IHF or the Buyer in this Agreement (including without limitation the Schedules hereto) (as each such representation or warranty would read if all qualifications as to materiality (including without limitation in the definition of Material Adverse Effect or knowledge were deleted therefrom) or a material breach or material violation by IHF or the Buyer of any covenant or agreement made in or any duty with respect to this Agreement (including without limitation the Schedules hereto).

            11.1.4. IHF or the Buyer may terminate this Agreement by giving written notice to the Company at any time on or after August 31, 1996 (the "Final Termination Date") but prior to the Closing if the Closing shall not have occurred on or before the Final Termination Date by reason of the failure of any condition set forth in Section 6 hereof to be satisfied (unless the failure results primarily from one or more breaches or violations of this Agreement by IHF or the Buyer or inaccuracies in representations of IHF or the Buyer hereunder).

            11.1.5. The Company may terminate this Agreement by giving written notice to IHF and the Buyer at any time on or after the Final Termination Date but prior to the Closing if the Closing shall not have occurred on or before the Final Termination Date by reason of the failure of any condition set forth in Section 7 hereof to be satisfied (unless the failure results primarily from one or more breaches or violations of this Agreement by the Company or inaccuracies in representations of the Company hereunder).

     11.2.  Effect of Termination.
            ---------------------

            In the event of the termination of this Agreement pursuant to
     Section 11.1, all obligations of the parties hereunder shall terminate without any liability of any party to any other party; provided, however,
                                                            --------  -------
     that no termination of this Agreement shall relieve any party of liabilities in respect of any breaches or violations of this Agreement or any duty with respect hereto by such party or any inaccuracies in any representations by such party hereunder prior to termination.

12.  MISCELLANEOUS

     12.1.  Entire Agreement; Waivers.
            -------------------------

            This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed (a) in the case of a waiver by IHF or the Buyer, by IHF or the Buyer, as the case may be, and (b) in the case of a waiver by the Company, by the Company.

     12.2.  Amendment or Modification, etc.
            -------------------------------

            The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by IHF, the Buyer, and the Company. Any written amendment, modification or waiver executed by the Buyer and the Company shall be binding upon IHF, the Buyer, and the Company.

     12.3.  Survival, etc.
            -------------

            All representations, warranties, covenants and agreements made by or on behalf of any party hereto in this Agreement (including without limitation the Schedules hereto), or pursuant to any document, certificate, financial statement or other instrument referred to herein or delivered in connection with the transactions contemplated hereby, shall be deemed to have been material, of independent significance and relied upon by the parties hereto, notwithstanding any investigation made by or on behalf of any of the parties hereto or any opportunity therefor or any actual or constructive knowledge thereby obtained. Notwithstanding the foregoing, the representations, and warranties of the Company set forth in Section 3 hereof and of IHF and the Buyer set forth in Section 4 hereof shall survive the execution and delivery of this Agreement but shall not survive the Closing.

     12.4.  Headings, etc.
            --------------

            Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

     12.5.  Schedules; Listed Documents, etc.
            --------------------------------

            Neither the listing nor description of any item, matter or document in any Schedule hereto nor the furnishing or availability for review of any document shall be construed to modify, qualify or disclose an exception to any representation or warranty of any party made herein or in connection herewith, except to the extent that such representation or warranty specifically refers to such Schedule and such modification, qualification or exception is clearly described in such Schedule. The parties hereto intend that each representation, warranty, covenant and agreement contained herein shall have independent significance. If any party has breached any representation, warranty, covenant or agreement contained herein in any respect, the fact that there exists other representation, warranty, covenant or agreement relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty, covenant or agreement.

     12.6.  Severability.
            ------------

            In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

     12.7.  Counterparts.
            ------------

            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     12.8.  Knowledge.
            ---------

            Whenever reference is made herein to the knowledge of the Company, such knowledge shall be deemed to include, without limitation, the actual knowledge of any of the executive officers of the Company and each Subsidiary.

     12.9.  Successors and Assigns.
            ----------------------

            This Agreement shall be for the benefit of and binding upon the parties hereto, their respective successors and , where applicable, assigns. No party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other party; provided, however, that IHF and/or the Buyer may (a) assign its
     --------  -------
     indemnification rights under Section 8 hereof to General Electric Credit Corporation or any successor senior lender; (b) assign any or all of its rights and interests hereunder to one or more of its Affiliates; and (c) designate one or more of its affiliates to perform its obligations hereunder (but in any or all of such cases the IHF and/or Buyer, as the case may be, shall nonetheless remain responsible for the performance of all of its respective obligations hereunder).

     12.10  No Third Party Beneficiaries.
            ----------------------------

            It is hereby agreed that the named parties hereto and their permitted successors and assigns shall have the sole right to enforce the performance of the provisions of this Agreement and the sole right to receive any and all amounts payable by the parties hereto pursuant to this Agreement, and that no other person or entity shall be entitled to, or shall have any claim, right, title or interest to or in any such amounts by virtue of this Agreement. This Agreement is personal to the named parties hereto, and is not intended for the benefit of, and is not intended to be relied upon by, any other person or entity (including, without limitation, any obligee under the Assumed Liabilities or Retained Liabilities) and no such person or entity (or any other person or entity acting on its behalf) shall be entitled to the benefit of or to enforce this Agreement.

13.  NOTICES

     Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, Federal Express, or registered or certified mail, postage prepaid, addressed as follows:

          If to IHF or the Buyer, to it at:

          c/o Icon Health & Fitness, Inc.
          1500 South 1000 West
          Logan, Utah 84321
          Telecopier: 801-750-5238
          Attention: Brad H. Bearnson - General Counsel

          With copies to:

          Kruse, Landa & Maycock, L.L.C.
          Eighth Floor, Bank One Tower
          50 West Broadway (300 South)
          Salt Lake City, Utah 84101
          Telecopier: 801-359-3954
          Attention: Lyndon L. Ricks, Esq.

          and:

          Olson & Hoggan, P.C.
          88 West Center
          Logan, Utah 84321
          Telecopier: 801-753-2699
          Attention: Miles P. Jensen, Esq.

          and:

          Ropes & Gray
          One International Place
          Boston, Massachusetts 02110-2624
          Attention: R. Newcomb Stillwell, Esq.

          and:

          Hutchins, Wheeler & Dittmar
          A Professional Corporation
          101 Federal Street
          Boston, MA 02110
          Attention: Charles W. Robins, Esq.

          If to the Company, to it at:

          6322 South 3000 East
          Salt Lake City, Utah 84121
          Attention: Reed Brown - General Counsel

          With a copy to:

          LeBoeuf, Lamb, Greene & MacRae, L.L.P.
          136 South Main, Suite 1000
          Salt Lake City, Utah 84101
          Attention: Nolan S. Taylor, Esq.

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two Business Days after being sent by Federal Express, if sent by Federal Express, (c) one Business Day after being delivered, if delivered by telecopier with confirmation of good transmission, and (d) three Business Days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

                     HEALTHRIDER ASSET PURCHASE AGREEMENT

                          COUNTERPART SIGNATURE PAGE
                          --------------------------


     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands under seal, as of the date first above written.


          IHF:                     IHF CAPITAL, INC.



                                   By:/s/ Lynn Brenchley
                                      ------------------------------
                                      Name:  LYNN BRENCHLEY
                                      Title: V. Pres.


          THE BUYER:               HEALTHRIDER ACQUISITION CORP.



                                   By:/s/ Lynn Brenchley
                                      ------------------------------
                                      Name:  LYNN BRENCHLEY
                                      Title: V. Pres


          THE COMPANY:             HEALTHRIDER, INC.



                                   By:/s/ Christopher F. Robinson
                                      ------------------------------
                                      Name:  CHRISTOPHER F. ROBINSON
                                      Title: CEO & PRES

                                 EXHIBIT INDEX


Exhibit A                          -    Bill of Sale

Exhibit B                          -    Form of Assignment of Intangibles

Exhibit C                          -    Instrument of Assumption

Exhibit D                          -    Payment Instructions

Exhibit E                          -    Projections

Exhibit F                          -    Employment Arrangements

Exhibit G                          -    Non-Competition Agreement

Exhibit H                          -    Confidentiality Agreement

Exhibit I                          -    Form of Shareholder Consent and Lock-Up
                                        Agreement

Exhibit J                          -    Form of Legal Opinion of LeBoef, Lamb,
                                        Green & MacRae, L.L.P.

Exhibit K                          -    Form of Legal Opinion of Company's
                                        General Counsel

Exhibit L                          -    Form of Opinion of Hutchins, Wheeler &
                                        Dittmar

Exhibit M                          -    Form of Opinion of Brad H. Bearnson,
                                        general counsel to IHF and Buyer

                                SCHEDULE INDEX

    SCHEDULE
    ---------
    Schedule 2.4(d)              Assumed Litigation
    Schedule 2.4(e)              Assumed Expenses
    Schedule 3.1.1               Organization, Power and Standing
    Schedule 3.1.2               Capitalization
    Schedule 3.1.3               Subsidiaries
    Schedule 3.2.4               Change in Condition
    Schedule 3.3.1               Debt
    Schedule 3.3.2               Absence of Undisclosed Liabilities
    Schedule 3.4.1               Title to Assets
    Schedule 3.4.2.(a)           Real Property and Equipment
    Schedule 3.4.2.(b)           Real Estate Joint Venture and Related Leases
    Schedule 3.4.3               Intellectual Property Rights
    Schedule 3.5.1               Contractual Obligations
    Schedule 3.5.2               Nature of Contracts, etc.
    Schedule 3.5.3               Transactions with Affiliates
    Schedule 3.5.4               Contract Consents
    Schedule 3.6                 Insurance
    Schedule 3.7.2               Tax Matters
    Schedule 3.7.3               Employee Benefit Plans
    Schedule 3.7.4               Regulatory Consents
    Schedule 3.8                 Environmental and Safety Matters, etc.
    Schedule 3.9                 Labor Relations
    Schedule 3.10                Customers, Suppliers and Distributors
    Schedule 3.11.1              General Litigation
    Schedule 3.11.2              Product Liability Matters
    Schedule 3.14                Brokers, Etc.
    Schedule 3.15                Approval of Stockholders
    Schedule 3.16                Bank Accounts
    Schedule 5.1.5               Operation of Business in the Ordinary Course
    Schedule 5.1.11              Nondisclosure and Noncompete Agreements
    Schedule 5.2.4               Certain Closing Agreements
    Schedule 6.2                 Required Consents